SEARS CREDIT ACCOUNT MASTER TRUST II
                    MASTER TRUST CERTIFICATES, SERIES ______

This Series of Master Trust Certificates is established pursuant to
Section 6.07 of that certain Pooling and Servicing Agreement dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among SRFG, INC. (formerly Sears Receivables Financing Group, Inc.), a Delaware corporation ("SRFG") as Seller, SEARS, ROEBUCK AND CO., a New York corporation ("Sears") as Servicer, and BANK ONE, NATIONAL ASSOCIATION (formerly The First National Bank of Chicago), a national banking association, organized and existing under the laws of the United States (the "Trustee"). This SERIES TERM SHEET and the ANNEX attached hereto, by and among SRFG, Sears and the Trustee, constitute the SERIES SUPPLEMENT (the "Series Supplement") and, together with the Pooling and Servicing Agreement, establish the Series of Master Trust Certificates to be known as SEARS CREDIT ACCOUNT MASTER TRUST II, MASTER TRUST CERTIFICATES, _____________.

                               SERIES TERM SHEET

Date of Series Term Sheet                _____________

Group                                    One.

Series Initial Investor Interest         $___________.

Class Initial Investor Interest
of each Class of Investor Certificates   Class A - $ ___________.
                                         Class B - $  ___________.
                                         Class C - $ ___________.

Type of Structure                        Bullet Maturity (Class A and Class
                                         B).  Controlled Amortizing Structure
                                         (Class C).

Certificate Rates                        Class A - LIBOR plus ____% per annum
                                         calculated on the basis of the
                                         actual number of days elapsed and a
                                         360-day year.

                                         Class B - LIBOR plus ____% per annum
                                         calculated on the basis of the
                                         actual number of days elapsed and a
                                         360-day year.

                                         Class C - Initially, 0%; provided,
                                         however, that the Seller may
                                         increase the Certificate Rate
                                         pursuant to Section 22.


LIBOR Determination Date                 The second LIBOR Business Day
                                         immediately preceding the
                                         commencement of an Interest Accrual
                                         Period.

Embedded Coupon Cap                      Class A - [Not applicable.]

                                         Class B - [Not applicable.]

                                         Class C - [Not applicable.]

Class Coupon Cap                         Class A - [Not applicable.]

                                         Class B - [Not applicable.]

                                         Class C - [Not applicable.]


Class Coupon Floor                       Class A - [Not applicable.]

                                         Class B - [Not applicable.]

                                         Class C - [Not applicable.]

Eligible for Interest Rate Swaps         [No.]

Swap Counterparty Payment                [Not applicable.]

Swap Rate                                [Not applicable.]

Swap Trust Payment                       [Not applicable.]

Series Yield Factor                      Initially, [zero], but may be
                                         increased pursuant to Section 20

Eligible for Series Reserve Fund         [Yes.]

Series Reserve Fund Available Amount      Initially [zero], but may be
                                          increased pursuant to Section 7.

Date from which Interest for First
Interest Payment Date Shall Accrue        Series Closing Date.

Distribution Dates                        _____15, _____ and the 15th day of
                                          each calendar month thereafter, or,
                                          if such day is not a Business Day,
                                          the next succeeding Business Day.

Interest Payment Dates                    The 15th day of each month (or, if
                                          such day is not a Business Day, the
                                          next succeeding Business Day),
                                          commencing in ________.

Principal Payment Date                    For the Class C Certificates only,
                                          the 15th day of each month (or, if
                                          such day is not a Business Day, the
                                          next succeeding Business Day),
                                          commencing in ___________, and each
                                          date on which the Class C Permitted
                                          Controlled Amortization Amount is
                                          greater than zero.

Class A  Expected Final Payment Date      The Distribution Date in _________.

Class B Expected Final Payment Date       The Distribution Date in _________.

Class C Expected Final Payment Date       The Distribution Date in _________.

Series Cut-Off Date                       ____________

Series Closing Date                       ____________

Revolving Period                          From but excluding the Series Cut-
                                          Off Date to, but excluding, the
                                          earlier to occur of (i) the
                                          Accumulation Commencement Date or
                                          (ii) the Rapid Amortization
                                          Commencement Date.

Accumulation Commencement Date            ____________ (or such later date as
                                          the Servicer may elect in accordance
                                          with Section 19).

Controlled Accumulation Period            Unless a Rapid Amortization Event
                                          shall have occurred prior thereto,
                                          the period commencing on the
                                          Accumulation Commencement Date and
                                          ending on the earliest to occur of
                                          (x) the payment in full of the
                                          Series Invested Amount, (y) the
                                          Rapid Amortization Commencement
                                          Date, and (z) the Series Termination
                                          Date.

Class A Controlled Accumulation Amount    For each Distribution Date of the
                                          Controlled Accumulation Period (A)
                                          through the Class A Expected Final
                                          Payment Date, the sum of (x) (i)
                                          $_____________, if the Servicer has
                                          not elected to delay commencement of
                                          the Controlled Accumulation Period,
                                          or (ii) if the Servicer elects to
                                          delay commencement of the Controlled
                                          Accumulation Period in accordance
                                          with Section 19, the amount
                                          designated as the Class A Controlled
                                          Accumulation Amount for the
                                          applicable Distribution Date in the
                                          Servicer's notice of its election
                                          and (y) the Class A Controlled
                                          Accumulation Amount Shortfall and
                                          (B) after the Class A Expected Final
                                          Payment Date, if the Class A
                                          Invested Amount has not been reduced
                                          to zero, the Class A Controlled
                                          Accumulation Amount Shortfall.

Class B Controlled Accumulation Amount    During the Controlled Accumulation
                                          Period, (A) (i) on the Class B
                                          Expected Final Payment Date,
                                          $__________ if the Servicer has not
                                          elected to accelerate the
                                          accumulation of Class B principal in
                                          accordance with Section 19, or (ii)
                                          if the Servicer elects to accelerate
                                          accumulation of Class B principal in
                                          accordance with Section 19, on each
                                          Distribution Date of the Controlled
                                          Accumulation Period, the sum of (x)
                                          the amount designated as the Class B
                                          Controlled Accumulation Amount for
                                          the applicable Distribution Date in
                                          the Servicer's notice of its
                                          election and (y) the Class B
                                          Controlled Accumulation Amount
                                          Shortfall and (B) after the Class B
                                          Expected Final Payment Date, if the
                                          Class B Invested Amount has not been
                                          reduced to zero, the Class B
                                          Controlled Accumulation Amount
                                          Shortfall.

Class C Controlled Accumulation Amount    [Not applicable.]

Class A Controlled Amortization Amount    [Not applicable.]

Class B Controlled Amortization Amount    [Not applicable.]

Class C Controlled Amortization Amount    For each of the Distribution Dates
                                          in ___________ and ______________,
                                          $__________.

Type of Credit Enhancement                Class A - [Subordination.]

                                          Class B - [Subordination.]

                                          Class C - None.

Investor Servicing Fee Percentage         [2.0]% per annum calculated on the
                                          basis of a 360-day year of twelve
                                          30-day months.

Series Monthly Servicing Fee
Additional Funds Portion Percentage       [Not applicable.]

Amount of Additional Funds                [Amount specified in the Assignment
                                          of Additional Funds dated as of
                                          January 30, 1998 between the Seller
                                          and the Trustee, but subject to
                                          being increased pursuant to Section
                                          4.03(e) of the Pooling and Servicing
                                          Agreement.]

Eligible for Finance Charge
Collections Reallocations to and
from other Series in the Group            [Yes.]

Eligible for Principal Collections
Reallocations to and from other
Series in the Group                       [Yes.]

Eligible for Principal Collections
Reallocations from the Seller             [Yes.]

Paired Series                             [No.]

Subject to being part of a Paired
Series                                    [Yes.]

Series Termination Date                   The business day following the
                                          ________ Distribution Date.

Variable Funded Series                    [No.]

Classes, if any, subject to ERISA
restrictions (as set forth in
Section 6.06(a)(ii) of the Pooling
and Servicing Agreement)                  [Class B and] Class C.

Series Pre-Funding Account                [Not applicable.]

Series Pre-Funding Amount                 [Not applicable.]

Series Pre-Funding Deadline               [Not applicable.]

Pre-Funding Special Reserve Account       [Not applicable.]

Class A Early Termination Premium         [Not applicable.]

Class B Early Termination Premium         [Not applicable.]

Pre-Funding Special Reserve Required
Amount                                    [Not applicable.]

Class A Investor Certificate              Any one of the certificates executed
                                          by the Seller and authenticated by
                                          the Trustee, substantially in the
                                          form of Exhibit A-1.

Class B Investor Certificate              Any one of the certificates executed
                                          by the Seller and authenticated by
                                          the Trustee, substantially in the
                                          form of Exhibit A-2.

Class C Investor Certificate              Any one of the certificates executed
                                          by the Seller and authenticated by
                                          the Trustee, substantially in the
                                          form of Exhibit A-3.

	IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                                          SRFG, INC.
                                            as Seller


                                          By:
                                          George F. Slook
                                          President and Chief Executive Officer


                                          SEARS, ROEBUCK AND CO.
                                            as Servicer


                                          By:
                                          Larry R. Raymond
                                          Vice President and Treasurer


                                          BANK ONE, NATIONAL ASSOCIATION
                                            as Trustee


                                          By:
                                          Keith Richardson
                                          Vice President






                                 ANNEX


	In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

SECTION 1.	Definitions.

	(a) Capitalized terms not otherwise defined in this Series Supplement (including the Series Term Sheet) shall have the meanings ascribed to them in the Pooling and Servicing Agreement. Capitalized terms that refer to a Series or Class refer to the Series or Class of the Series established hereby, as applicable, unless the context otherwise clearly requires.

	(b) The following terms have the definitions set forth below with respect to the Series established hereby, unless the context otherwise clearly requires:

	"Accumulation Commencement Date" shall have the meaning set forth in the Series Term Sheet.

	"Additional Certificate" shall have the meaning specified in Section
21(a).

	"Additional Certificate Date" shall have the meaning specified in Section
21(a).

	"Additional Funds," if applicable, shall have the meaning set forth in the Series Term Sheet and in the Pooling and Servicing Agreement.

	"Base Rate" for each Distribution Date shall mean the sum of (A) the weighted average Certificate Rate for all Classes in the Series, (B) the Investor Servicing Fee Percentage, and (C) the amount of the Class Coupon Floor Payment, if any, divided by the Series Invested Amount.

	"Calculation Period," if applicable, shall have the meaning specified in the applicable Class Coupon Cap Agreement between the Trustee and the Coupon
Cap Provider.

	"Certificate Interest" for any Class shall mean, for any Distribution Date, the product of (a) the Class Invested Amount for such Class for such Distribution Date and (b) a fraction the numerator of which is (1) with respect to each Class that has no Subclasses, the Certificate Rate for such Class or
(2) with respect to each Class that has two or more Subclasses, the Class Weighted Average Certificate Rate, and the denominator (which may be calculated separately for each Subclass pursuant to subsection (x) or (y)) of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding such Distribution Date (and assuming a 30-day month)) to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or, in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date to but excluding such Distribution Date (and assuming a 30-day month)).

	"Certificate Principal" shall mean, with respect to each Class, the principal payable in respect of such Class of Investor Certificates.

	"Certificate Rate," with respect to any Class or Subclass, shall mean the certificate rate set forth in the Series Term Sheet with respect to such Class or Subclass, as such rate may be adjusted as of the beginning of each Interest Accrual Period, if applicable; provided, however, that the Certificate Rate for any Class or Subclass that does not have a fixed Certificate Rate shall not exceed the Embedded Coupon Cap, if any, for such Class or Subclass.

	"Class A Early Termination Premium," if applicable, shall be as set forth in the Series Term Sheet.

	"Class A Early Termination Premium Shortfall," if applicable, for any Distribution Date, shall mean the positive difference, if any, between (i) the Class A Early Termination Premium and (ii) the amount deposited with respect to the Class A Early Termination Premium pursuant to Section 8(b)(16) less amounts previously deposited with respect to the Class A Early Termination Premium Shortfall pursuant to Section 8(b)(44), 8(c)(13) or 8(c)(43). The Class A Early Termination Premium Shortfall initially shall be zero.

	"Class Alternative Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the Class Deficiency Amount that would have been calculated for such Class on such Payment Date if the aggregate unreimbursed Investor Losses on such Payment Date equaled zero.

	"Class B Early Termination Premium," if applicable, shall be as set forth in the Series Term Sheet.

	"Class B Early Termination Premium Shortfall," if applicable, for any Distribution Date, shall mean the positive difference, if any, between (i) the Class B Early Termination Premium and (ii) the amount deposited pursuant to
Section 8(b)(17) less amounts previously deposited with respect to the Class B Early Termination Premium Shortfall pursuant to Section 8(b)(45), 8(c)(14) or 8(c)(44). The Class B Early Termination Premium Shortfall initially shall be zero.

	"Class B Excess Funding Amount" means an amount equal to the product of
(i) the Excess Funding Amount (General) and (ii) a fraction (a) the numerator of which is the Class B Investor Interest and (b) the denominator of which is the Aggregate Investor Interest less the sum of the class investor interests for all Seller Retained Classes of series issued before Series 2000-2.

	"Class C Excess Funding Amount" means an amount equal to the product of
(i) the Excess Funding Amount (General) and (ii) a fraction (a) the numerator of which is the Class C Investor Interest and (b) the denominator of which is the Aggregate Investor Interest less the sum of the class investor interests for all Seller Retained Classes of series issued before Series 2000-2.

	"Class C Permitted Controlled Amortization Amount," if applicable, for any Distribution Date, shall mean (i) during the Revolving Period, zero; (ii) during the Controlled Amortization Period or the Controlled Accumulation Period, as applicable, if the Seller has received written notice from the Rating Agencies that payment of such amount will not result in a Ratings Event, an amount equal to the lesser of (I) the sum of (a) the product of (x) a fraction the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Class A Initial Investor Interest and (y) the Class Controlled Amortization Amount or the Class Controlled Accumulation Amount for such Distribution Date, as applicable, and (b) the Class C Permitted Controlled Amortization Shortfall, if any, and (II) the positive difference, if any, between the Class C Investor Interest and 3% of the Series Initial Investor Interest (or such lower percentage as the Rating Agencies shall permit); and (iii) during the Rapid Amortization Period, zero; provided, however, that the Seller may elect, by written notice to the Trustee and the Servicer no later than the last Business Day of the related Due Period, to reduce the Class C Permitted Controlled Amortization Amount for any Distribution Date to zero; and provided, further, that the Class C Permitted Controlled Amortization Amount may be increased without the consent of the Certificateholders, if the Seller shall have received written notice from the Rating Agencies that such an increase will not result in a Ratings Event.

	"Class C Permitted Controlled Amortization Amount Shortfall," if applicable, with respect to each Distribution Date shall have the meaning set forth in Sections 8(b)(48) and 8(c)(49). The Class C Permitted Controlled Amortization Amount Shortfall initially shall be zero.

	"Class Controlled Accumulation Amount," if applicable, with respect to such Class on any Distribution Date with respect to the Controlled Accumulation Period, shall have the meaning set forth in the Series Term Sheet.

	"Class Controlled Accumulation Amount Shortfall," if applicable, with respect to each Class and any Distribution Date shall have the meaning set forth in Section 8(c)(48), 8(c)(50) or 8(c)(51).

	"Class Controlled Amortization Amount," if applicable, with respect to such Class or any Distribution Date with respect to the Controlled Amortization Period (and for Class C, with respect to the Controlled Accumulation Period), shall mean the sum of (i) the amount set forth in the Series Term Sheet with respect to each Class of the Series established hereby (reduced for each such Distribution Date pro-rata by the aggregate amount paid to such Class pursuant to Section 9(a)(12)) and (ii) any existing Class Controlled Amortization Amount Shortfalls for such Class; provided, however, that the Class Controlled Amortization Amount shall not be less than zero and shall not exceed an amount equal to, with respect to each Class, the Class Invested Amount for such Class.

	"Class Controlled Amortization Amount Shortfall," if applicable, with respect to each Class and any Distribution Date shall have the meaning set forth in Section 8(c)(48), 8(c)(50) or 8(c)(51).

	"Class Coupon Cap," if applicable, shall mean the rate that is specified as such in the Series Term Sheet and in the Class Coupon Cap Agreement.

	"Class Coupon Cap Agreement," if applicable, shall mean the interest rate cap agreement or other interest rate protection for the benefit of the Investor Certificateholders of such Class or Subclass, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Coupon Cap Provider, or any successor thereto.

	"Class Coupon Cap Payment," if applicable, shall mean with respect to any Interest Payment Date, (i) any payment required to be made on such Interest Payment Date by the Coupon Cap Provider with respect to the Class Coupon Cap Agreement and (ii) any termination payment made by the Coupon Cap Provider and not used by the Servicer to obtain a replacement Class Coupon Cap Agreement.

	"Class Coupon Floor," if applicable, shall mean the rate that is specified as such in the Series Term Sheet and in the Class Coupon Floor Agreement.

	"Class Coupon Floor Agreement," if applicable, shall mean the interest rate floor agreement, dated on or before the Series Closing Date, between the Trustee, acting on behalf of the Trust, and the Coupon Floor Purchaser, or any successor thereto.

	"Class Coupon Floor Payment," if applicable, shall mean with respect to any Interest Payment Date, any payment required to be made on such Interest Payment Date by the Trust with respect to the Class Coupon Floor Agreement. "Class Coupon Floor Payment Shortfall," if applicable, for any
Distribution Date, shall mean the positive difference, if any, between (i) the sum of the Class Coupon Floor Payments and (ii) the sum of (A) the Series Finance Charge Collections allocable to each Coupon Floor Purchaser with respect to each Class Coupon Floor Agreement and (B) Series Additional Allocable Amounts allocable to each Coupon Floor Purchaser with respect to each Class Coupon Floor Agreement, in each case for such Distribution Date.

	"Class Cumulative Investor Charged-Off Amount" with respect to each Class for any Distribution Date, shall mean the Class Cumulative Investor Charged-Off Amount as of the end of the Due Period related to the prior Distribution Date, plus the Class Investor Charged-Off Amount for such Class for the Due Period related to such Distribution Date; provided, however, that the Class Cumulative Investor Charged-Off Amount shall further be adjusted in accordance with the successive steps set forth in Section 8 on such Distribution Date. The Class Cumulative Investor Charged-Off Amount with respect to each Class initially shall be zero.

	"Class Deficiency Amount" shall mean, with respect to each Class, on any Payment Date, the amount, if any, by which (a) the sum of (i) Certificate Interest for such Class accrued since the immediately preceding Payment Date,
(ii) if, since the immediately preceding Payment Date and prior to the current Payment Date, a Reimbursed Loss Event has occurred, the sum of (A) the Reimbursed Loss Interest for such Class for each previous Distribution Date since the last Distribution Date on which Investor Losses for such Class equaled zero and (B) the Reimbursed Loss Interest Gross-up Amount for such Class for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equaled zero, (iii) the Class Deficiency Amount on the immediately preceding Payment Date, and (iv) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by the product of (A) a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class for the relevant Due Periods and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve, and (B) the number of Distribution Dates from and including the preceding Payment Date to but excluding the current Payment Date exceeds (b) the amount deposited since the immediately preceding Payment Date into the Series Interest Funding Account pursuant to Section 8 with respect to such Class.

	"Class Expected Final Payment Date" with respect to each Class, shall mean the date designated as such in the Series Term Sheet.

	"Class Finance Charge Collections" shall mean, with respect to any Class, with respect to any day or any Distribution Date, an amount equal to the product of (x) the Class Percentage with respect to Finance Charge Collections for the related Distribution Date and (y) the amount of Finance Charge Collections for such day or for the related Due Period, as applicable;
provided, however, that Class Finance Charge Collections for each Class shall be increased by the lesser of (i) the amount of the Class Investment Shortfall for such Class and (ii) an amount equal to the product of (a) the total amount of Finance Charge Collections otherwise allocable to the Seller for the related Due Period and (b) a fraction the numerator of which is the Class Investment Shortfall for such Class and the denominator of which is the sum of the Class Investment Shortfalls for all Classes of all Series (including the Series established hereby); and provided, further, that notwithstanding the foregoing, Class Finance Charge Collections for each Class shall not, with respect to any such day or Distribution Date during the Controlled Accumulation Period, exceed the amount that would be available if the Class Percentage with respect thereto were the percentage equivalent of a fraction the numerator of which is the amount of the Class Investor Interest on the last day of the Due Period prior to the commencement of the Controlled Accumulation Period, and the denominator of which is the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each Series then outstanding (including the Series established hereby) as of such day or Distribution Date, as applicable.

	"Class Initial Investor Interest" shall mean, with respect to each Class, the aggregate face amount of Investor Certificates of such Class initially authenticated and delivered pursuant to Section 6 as specified in the Series
Term Sheet, plus the aggregate face amount of any Additional Investor Certificates authenticated and delivered pursuant to Section 21, minus (i) prior amounts paid to such Class pursuant to Section 9(a)(12) and (ii) the aggregate face amount of any Investor Certificates cancelled pursuant to
Section 6.16 of the Pooling and Servicing Agreement.

	"Class Invested Amount" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Initial Investor Interest minus the sum of (a) the aggregate amount of Certificate Principal paid to the Investor Certificateholders of such Class prior to such Distribution Date (without duplication with respect to any amounts paid to such Class pursuant to Section 9(a)(12)), (b) the Investor Loss for such Class, if any, at the beginning of such Distribution Date and (c) the aggregate amount of losses on investments of principal of funds on deposit for the benefit of such Class in the Series Principal Funding Account.

	"Class Investment Shortfall" with respect to each Class with respect to any Distribution Date during the Controlled Accumulation Period, shall mean an amount equal to the positive difference, if any, between (i) one-twelfth of the product of (a) with respect to each Class, the Certificate Rate for the related Interest Accrual Period, and (b) the amount on deposit in the Series Principal Funding Account for the benefit of such Class as of the end of the previous Distribution Date and (ii) the income from the investment of funds on deposit in the Series Principal Funding Account for the related Due Period for the benefit of such Class.

	"Class Investor Charged-Off Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the product of (a) the Charged-Off Amount for such Distribution Date and (b) the Class Percentage with respect to the Charged-Off Amount.

	"Class Investor Interest" shall mean, with respect to any Class for any Distribution Date, an amount equal to the Class Invested Amount for such Class for such Distribution Date minus, if applicable, the difference between the aggregate amount on deposit in the Series Principal Funding Account for the benefit of such Class, and any portion of the amount on deposit in the Series Principal Funding Account for the benefit of such Class that represents income from the investments of funds on deposit in that account.

	"Class Modified Required Amount" with respect to any Class on any Distribution Date, shall mean the Class Required Amount for such Distribution Date minus the sum of all accrued but unpaid Class Monthly Servicing Fees.

	"Class Modified Required Amount Shortfall" with respect to any Class on any Distribution Date, shall mean the positive difference, if any, between (i) the Class Modified Required Amount and (ii) the sum of the (A) Series Finance Charge Collections allocable to such Class and (B) Series Additional Allocable Amounts allocable to such Class for such Distribution Date. The Class Modified Required Amount Shortfall initially shall be zero.

	"Class Monthly Deficiency Amount" with respect to any Class on any Distribution Date, shall mean the amount set forth in Section 9. The Class Monthly Deficiency Amount for each Class initially shall be zero.

	"Class Monthly Servicing Fee" with respect to any Class for any Distribution Date, shall mean an amount equal to the product of (x) a fraction the numerator of which shall be the Class Investor Interest and the denominator of which shall be the Series Investor Interest, in each case on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest) and (y) the amount of the Investor Servicing Fee for the related Due Period.

	"Class Percentage" shall mean, with respect to any Class with respect to any Distribution Date:

		(a) when used with respect to the Charged-Off Amount, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust and (ii) the Aggregate Investor Interest minus the sum of the (A) Excess Funding
Amount (General), (B) Excess Funding Amount (SRC) and (C) sum of the series pre-funding amounts, if any, for all outstanding series, in each case on the first day of the related Due Period; or

		(b) when used with respect to Principal Collections prior to the occurrence of a Rapid Amortization Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Principal Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date; or

		(c) when used with respect to Principal Collections on and after the occurrence of a Rapid Amortization Event, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class
Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the Due Period in which the Rapid Amortization Event occurred, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Principal
Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date; or

		(d) when used with respect to Finance Charge Collections during the Revolving Period, the Controlled Accumulation Period or the
Controlled Amortization Period, as applicable, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class
Investor Interest minus the Supplemental Cash allocable to such Class on the first day of the related Due Period and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due Period and (ii) the sum of the numerators used in calculating the components of the Series Percentage with respect to Finance Charge Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date; or

		(e) when used with respect to Finance Charge Collections during the Rapid Amortization Period, on each Distribution Date beginning with the Distribution Date related to the Due Period in which such Rapid
Amortization Event occurs, the percentage equivalent of a fraction the numerator of which shall be the amount of the Class Investor Interest minus the Supplemental Cash allocable to such Class on the last day of the Due Period prior to the occurrence of a Rapid Amortization Event, and the denominator of which shall be the greater of (i) the amount of Principal Receivables in the Trust on the first day of the related Due
Period or (ii) the sum of the numerators used in calculating the components of the series percentage with respect to Finance Charge
Collections for each series then outstanding (including the Series established hereby) as of such Distribution Date.

	"Class Principal Collections" shall mean, with respect to any Class with respect to any day or any Distribution Date, an amount equal to the product of
(x) the Class Percentage with respect to Principal Collections for the related Distribution Date and (y) the amount of Principal Collections for such day or for the related Due Period, as applicable.

	"Class Rapid Amortization Amount," if applicable, with respect to each Class and any Distribution Date during the Rapid Amortization Period shall mean the Class Investor Interest.

	"Class Rapid Amortization Amount Shortfall," if applicable, with respect to each Class and any Distribution Date during the Rapid Amortization Period shall have the meaning set forth in Section 8(d)(46), 8(d)(47) or 8(d)(48).

	"Class Required Amount" with respect to any Class on any Distribution Date, shall mean the sum of (i) Certificate Interest with respect to such Class for such Distribution Date, (ii) the Class Monthly Deficiency Amount on the immediately preceding Distribution Date, (iii) the Class Deficiency Amount on the immediately preceding Payment Date multiplied by a fraction the numerator of which is the weighted average of the Certificate Rates or of the Class Weighted Average Certificate Rates, as applicable, for such Class plus two percent per annum for each Due Period subsequent to the immediately preceding Payment Date and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, from and including the Series Closing Date) to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve (or, in the case of the first Distribution Date, 360 divided by the number of days from and including the Series Closing Date), (iv) if on the immediately preceding Distribution Date a Reimbursed Loss Event occurred, the sum of (A) the Reimbursed Loss Interest for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equaled zero, (B) the Reimbursed Loss Interest Gross-up Amount for each previous Distribution Date since the last Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class equaled zero and (C) for any Distribution Date following the Distribution Date immediately following the Reimbursed Loss Event to and including the next Payment Date, the Reimbursed Loss Interest Gross-up Amount for such Distribution Date and (v) the sum of all accrued but unpaid Class Monthly Servicing Fees.

	"Class Weighted Average Certificate Rate," if applicable, shall mean, for any Class composed of two or more Subclasses, for any Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of, for each Subclass of such Class, the product of the Class Invested Amount for such Subclass and the Certificate Rate for such Subclass for such Distribution Date, and the denominator of which is the Class Invested Amount for such Class.

	"Commercial Paper Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

	"Commercial Paper Rate," if applicable, shall mean, with respect to any Commercial Paper Determination Date, the rate equal to the Money Market Yield on such Commercial Paper Determination Date of the rate for commercial paper having a maturity of 30 days as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates," or any successor publication, the rate for dealers under the heading "Commercial Paper." In the event that such rate is not published on such date, then the Commercial Paper Rate will be the Money Market Yield on such date of the rate for Commercial Paper having a maturity of 30 days as published by the Federal Reserve Bank of New York in the daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper." If on such date the rate for commercial paper is not yet published in either H.15 (519) or Composite Quotations, the Commercial Paper Rate for such date shall be calculated by the Trustee and shall be the Money Market Yield of the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upward) of the offered rates, as of 11:00 a.m., New York City time, of three leading dealers of commercial paper in New York City selected by the Trustee on such date, for commercial paper having a maturity of 30 days placed for an industrial issuer whose bond rating is "AA" or the equivalent, from either Rating Agency. In the event that such rates are not available on such date, then the Commercial Paper Rate shall be the Money Market Yield of the rate for commercial paper so provided in a comparable source. The Commercial Paper Rate shall be determined by the Trustee. For purposes of this definition of Commercial Paper Rate, the term "Money Market Yield" shall mean a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five hundred one-thousandths of a percent rounded upwards) calculated in accordance with the following formula:

		Money Market Yield =     D x 360     x 100
		                           360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the related Interest Accrual Period.

	"Controlled Accumulation Period," if applicable, shall have the meaning set forth in the Series Term Sheet, subject in the case of any Variable Accumulation Series to variation in accordance with Section 19 hereof.

	"Controlled Amortization Period," if applicable, shall have the meaning set forth in the Series Term Sheet.

	"Counterparty," if any, shall mean the counterparty under each Interest Rate Swap.

	"Coupon Cap Provider," if any, shall mean the entity listed as such in the Series Term Sheet, in its capacity as obligor under the Class Coupon Cap Agreement, or any successor thereto.

	"Coupon Floor Purchaser," if any, shall mean the entity listed as such in the Class Coupon Floor Agreement, or any successor thereto.
	"Credit Enhancement" shall have the meaning set forth in the Series Term
Sheet.

	"Determination Date" for any month shall mean the second Business Day preceding the Distribution Date for such month.

	"Distribution Date" shall have the meaning set forth in the Series Term
Sheet.

	"Drawing Date" shall mean the first Business Day preceding each Distribution Date.

	"Embedded Coupon Cap," if applicable, shall have the meaning set forth in the Series Term Sheet with respect to any Class or Subclass.

	"Excess Funding Amount (General)" for any Distribution Date shall mean the amount on deposit in the Excess Funding Account (General) less investment earnings.

	"Excess Funding Amount (SRC)" for any Distribution Date shall mean the amount on deposit in the Excess Funding Account (SRC) less investment earnings.

	"Fixed Accumulation Series" shall mean each outstanding Series for which the commencement date of the Controlled Accumulation Period may not be changed at the option of the Servicer.

	"Funded Third Party Credit Enhancement" shall mean any Third Party Credit Enhancement that consists of funds on deposit in one or more segregated trust accounts in the corporate trust department of an office or branch of a Qualified Trust Institution or an Eligible Institution for the benefit of the Investor Certificateholders and, if so specified, the Third Party Credit Enhancement Provider, of the Series established hereby, including, without limitation, a reserve account or a cash collateral account.

	"Group Available Principal Amount" shall mean, with respect to each Distribution Date, (i) the amount remaining on deposit in the Group Principal Collections Reallocation Account on such Distribution Date after all withdrawals have been made from such account for the benefit of any Series in the same Group as the Series established hereby (including the Series established hereby), but before such amount is withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller pursuant to
Section 8(b)(51), 8(c)(63) or 8(d)(54) minus (ii) (x) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(b)(49) with respect to any series in the Group to which the Series established hereby is a member from any series that has a controlled amortization period or controlled accumulation period, as applicable, beginning before the latest Class Expected Final Payment Date for the Series established hereby, (y) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(c)(61) with respect to any series in the Group to which the Series established hereby is a member from any series that has a controlled amortization period or controlled accumulation period, as applicable, ending before the latest Class Expected Final Payment Date for the Series established hereby and (z) the amount deposited in the Group Principal Collections Reallocation Account pursuant to any provisions similar to Section 8(d)(52).

	"Group Excess Funding Amount" shall mean an amount equal to the product of (i) the Aggregate Excess Funding Amount and (ii) a fraction (a) the numerator of which is the sum of the numerators used in calculating the class percentage with respect to the principal collections for all classes of all series (including the Classes of the Series established hereby) in the Group to which the Series established hereby belongs and (b) the denominator of which is the sum of the numerators used in calculating the Class Percentage with respect to the principal collections for all classes (including the Classes of the Series established hereby) of all outstanding series.

	"Group Finance Charge Collections Reallocation Account" shall have the meaning specified in Section 7(b).

	"Group Pre-Funding Reallocation Account," if applicable, shall have the meaning specified in Section 7(b).

	"Group Principal Collections Reallocation Account" shall have the meaning specified in Section 7(b).

	"Interest Accrual Period" shall mean, with respect to any Interest Payment Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Series Closing Date) to but excluding such Interest Payment Date.

	"Interest Payment Date" shall mean each date designated as such in the Series Term Sheet.

	"Interest Rate Swap," if applicable, shall mean each interest rate swap agreement between the Trustee and the Counterparty for the benefit of the Investor Certificateholders and any replacement or successor interest rate swap agreement.

	"Investor Accounts" shall mean, in addition to Investor Accounts established pursuant to the Pooling and Servicing Agreement, the Series Collections Account, the Series Principal Collections Account, the Series Principal Funding Account, the Series Interest Funding Account, the Series Pre-Funding Account (if applicable), the Pre-Funding Special Reserve Account (if applicable), the Series Distribution Account, the Group Finance Charge Collections Reallocation Account, the Group Principal Collections Reallocation Account and the Group Pre-Funding Reallocation Account.

	"Investor Charge-Off Loss" with respect to each Class shall mean the amount determined pursuant to Section 11(b).

	"Investor Loss" with respect to each Class, shall mean the Investor Charge-Off Loss and, in the event the Receivables are sold pursuant to Section 12.01(b) or 12.02(c) of the Pooling and Servicing Agreement, the amount, if any, by which the Class Investor Interest (determined immediately prior to such sale) exceeds the net proceeds of such sale payable to such Class.

	"Investor Servicing Fee" shall mean, with respect to any Distribution Date, an amount equal to the product of (i) the Investor Servicing Fee Percentage and (ii) the Series Investor Interest minus the Supplemental Cash allocable to such Series on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest less the Series Pre-Funding Amount, if any).

	"Investor Servicing Fee Percentage" shall mean the percentage identified as such in the Series Term Sheet.

	"LIBOR," if applicable, shall mean, with respect to any LIBOR Determination Date, the rate for one-month deposits in United States dollars which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such day.
 If such rate does not appear on Telerate Page 3750, the rate will be determined by the Trustee on the basis of the rates at which deposits in United States dollars are offered by four major banks in the London interbank market, selected by the Trustee, at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market for a period equal to the relevant Interest Accrual Period commencing on that day. The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Accrual Period commencing on that day. If the Trustee is unable to obtain the requested quotations, LIBOR will be the rate determined on the prior LIBOR Determination Date.

	"LIBOR Business Day," if applicable, shall mean a day other than a Saturday or a Sunday or a day on which banking institutions in the City of London, England, in Chicago, Illinois and in New York, New York are not required or authorized by law to be closed.

	"LIBOR Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

	"Minimum Receivables Trigger" shall mean the earliest of (a) the beginning of the Due Period immediately following the Due Period related to the Distribution Date during the Controlled Amortization Period or the Controlled Accumulation Period, as applicable, with respect to the Series established hereby on which the Series Available Principal Amount is less than zero; (b) the date on which a Rapid Amortization Event with respect to the Series established hereby occurs; or (c) a date selected by the Servicer, if any, provided that the Servicer provides notification of such date to the Seller, the Trustee, the Third Party Credit Enhancement Provider, if any, and the Rating Agencies no later than two Business Days prior to such selected date.


	"Minimum Seller Interest," for any day or Distribution Date shall mean an amount equal to the positive difference, if any, between (i) the Minimum Principal Receivables Balance and (ii) (A) the Aggregate Investor Interest minus (B) the sum of (x) the series pre-funding amounts, if any, for all outstanding series, (y) the Excess Funding Amount (General) and (z) the Excess Funding Amount (SRC), for such day or Distribution Date.

	"Net Adjusted Yield" shall mean, with respect to any Distribution Date, the average of the percentages obtained for each of the three preceding Due Periods by subtracting the Base Rate from the Net Yield for such Due Period.

	"Net Yield" shall mean, with respect to any Due Period or any Distribution Date, the annualized percentage equivalent of a fraction (a) the numerator of which is the sum of the (i) Series Finance Charge Collections,
(ii) Series Additional Allocable Amounts (other than Class Coupon Cap Payments, if any), (iii) finance charge collections and additional allocable amounts, if any, reallocated to the Series established hereby pursuant to Sections 8(b)(26-
33), 8(c)(23-30) and 8(d)(24-31) minus (iv) the Series Investor Charged-Off Amount, and (b) the denominator of which is the Series Invested Amount.

	"Paired Series," if applicable, shall have the meaning set forth in
Section 23.

	"Pre-Funding Covered Amount," if applicable, with respect to the Pre-Funding Period will be equal to (A) if the Investor Certificates are fixed rate certificates, one-twelfth of the product of (i) the Class Weighted Average Certificate Rate and (ii) the amount on deposit in the Series Pre-Funding Account, if any, as of the preceding Distribution Date or (B) if the Investor Certificates are floating rate certificates, the product of (i) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the interest period, (ii) the Class Weighted Average Certificate Rate and (iii) the amount on deposit in the Series Pre-Funding Account, if any, as of the preceding Distribution Date.

	"Pre-Funding Period," if applicable, shall have the meaning set forth in
Section 7(g)(3).

	"Pre-Funding Special Reserve Account," if applicable, shall have the meaning set forth in Section 7(g)(1).

	"Pre-Funding Special Reserve Amount," if applicable, for any Distribution Date shall mean the amount on deposit in the Pre-Funding Special Reserve
Account for such Distribution Date.

	"Pre-Funding Special Reserve Amount Shortfall," if applicable, shall mean the positive difference, if any between the Pre-Funding Special Reserve
Required Amount and the Pre-Funding Special Reserve Amount.

	"Pre-Funding Special Reserve Required Amount," if applicable, shall have the meaning set forth in the Series Term Sheet.

	"Principal Payment Date," if applicable, shall mean each date designated as such in the Series Term Sheet.

	"Purchased Class" shall have the meaning specified in Section 22.

	"Qualified Third Party Credit Enhancement Provider," if applicable, shall mean (i) if the Third Party Credit Enhancement is not Funded Third Party Credit Enhancement, an institution that meets the Qualified Third Party Credit Enhancement Provider rating requirements set forth in the Series Term Sheet at the time of the funding of such Third Party Credit Enhancement, or (ii) if the Third Party Credit Enhancement is a Funded Credit Enhancement, an institution that meets the Qualified Third Party Credit Enhancement Provider rating requirements set forth in the Series Term Sheet (or, in either subsection (i) or (ii) such lesser requirements as the applicable Rating Agency shall allow); provided, however, that in the event the Servicer elects to obtain Third Party Credit Enhancement that is not Funded Third Party Credit Enhancement and is unable after the exercise of its best efforts to obtain from a Qualified Third Party Credit Enhancement Provider as so defined such Third Party Credit Enhancement with respect to which the representations set forth in Section
10(a) shall be true, the term "Qualified Third Party Credit Enhancement
Provider" shall mean a Person who satisfies such requirements except that its long-term unsecured debt rating by any nationally recognized rating agency may be lower than that set forth in such requirements, but shall not be lower than the highest credit rating of any Person who otherwise satisfies said requirements and from whom the Servicer is able to obtain such a Third Party Credit Enhancement.

	"Rapid Amortization Commencement Date" shall mean the earlier of the date on which a Rapid Amortization Event is deemed to occur pursuant to Section 9.01 of the Pooling and Servicing Agreement or pursuant to Section 17 hereof.

	"Rapid Amortization Event" shall mean any event specified in Section 9.01 of the Pooling and Servicing Agreement or in Section 17 hereof.

	"Rapid Amortization Period" shall mean the period from, and including, the Rapid Amortization Commencement Date to, and including, the earlier of (i) the date of the final distribution to Investor Certificateholders of the Series established hereby or (ii) the Series Termination Date. The first Distribution Date of the Rapid Amortization Period shall be the Distribution Date in the calendar month following the Rapid Amortization Commencement Date.

	"Rating Agency" shall mean Moody's or Standard & Poor's. "Rating Agencies" shall mean both Moody's and Standard & Poor's.

	"Reimbursed Loss Event" shall mean, with respect to each Class, any Distribution Date on which the aggregate amount of unreimbursed Investor Losses for such Class is reduced to zero in accordance with Section 11(b), provided that if the Class Invested Amounts for all Classes senior to such Class have been reduced to zero and such Reimbursed Loss Event occurs on such Class's Class Expected Final Payment Date, the Reimbursed Loss Event shall be deemed to occur on the current Distribution Date for the purposes of calculation of such Class's Modified Required Amount.

	"Reimbursed Loss Interest" shall mean, with respect to each Class for any Distribution Date, an amount equal to the product of (i) the aggregate amount of Investor Losses that have not been reimbursed prior to the commencement of the related Due Period and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

	"Reimbursed Loss Interest Gross-up Amount" shall mean, with respect to each Class for any Distribution Date, an amount equal to the product of (i) the positive difference, if any, between the Class Alternative Deficiency Amount for the immediately preceding Payment Date and the Class Deficiency Amount for the immediately preceding Payment Date and (ii) a fraction the numerator of which is the Certificate Rate or the Class Weighted Average Certificate Rate, as applicable, for such Class for the related Due Period and the denominator of which is (x) if the relevant Certificate Rate is to be calculated on the basis of the actual number of days elapsed and a 360-day year, 360 divided by the actual number of days from and including the immediately preceding Distribution Date to but excluding the current Distribution Date or (y) if the relevant Certificate Rate is to be calculated on the basis of a 360-day year of twelve 30-day months, twelve.

	"Required Daily Deposit" shall equal zero.

	"Revolving Period" shall have the meaning set forth in the Series Term
Sheet.

	"Seller Interest Principal" shall mean the amount deposited into the Collections Account pursuant to Section 4.03(c) of the Pooling and Servicing Agreement.

	"Seller-Owned Class" shall mean any Class, all of the Investor Certificates of which are owned by the Seller.

	"Seller-Owned Class Purchase Date" shall have the meaning set forth in
Section 22.

	"Seller Retained Class," for each Series issued prior to Series 2000-2, shall have the meaning specified in the Series Supplement for that Series.

	"Series Additional Allocable Amounts," if any, shall mean, for any Distribution Date, the sum of the (i) Series Yield Collections, (ii) Series Investment Income, (iii) Class Coupon Cap Payment, if any, (iv) Series Additional Investor Funds, (v) amounts withdrawn from the Pre-Funding Special Reserve Account pursuant to Section 7(g)(3), (vi) the sum of the Swap Counterparty Payments, if any, and (vii) amounts withdrawn from the Series Reserve Account pursuant to Section 7(h)(3), if any.

	"Series Additional Funds," if applicable, shall mean, for any Distribution Date, the Additional Funds deposited into the Series Collections Account for the Series established hereby on such Distribution Date.

	"Series Additional Investor Funds," if applicable, shall mean, for any Distribution Date, the Series Additional Funds, if any, that are not applied to the payment of the Investor Monthly Servicing Fee pursuant to Section 12.

	"Series Aggregate Excess Funding Amount" shall mean an amount equal to the lesser of (x) (i) a fraction (a) the numerator of which is the Series Investor Interest and (b) the denominator of which is the sum of the Series Investor Interests for all outstanding Series in the Group to which the Series established hereby is a member multiplied by (ii) the Group Excess Funding Amount and (y) (i) a fraction (a) the numerator of which is the Series Investor Interest and (b) the denominator of which is the sum of the Series Investor Interests for all outstanding Series minus the sum of the Class Investor Interest for all Seller Retained Classes for all outstanding Series multiplied by (ii) the Excess Funding Amount (General).

	"Series Allocable Investment Amount" shall mean, with respect to any Distribution Date, the sum of (i) the product of (a) the investment income on funds on deposit in the Collections Account for the related Due Period and (b) a fraction the numerator of which is the sum of the numerators for all Classes in this Series used in calculating the Class Percentage with respect to Finance Charge Collections and the denominator of which is the sum of the numerators used in calculating the class percentage with respect to Finance Charge Collections for all classes of all outstanding series and (ii) the product of
(x) the investment income on funds on deposit in the Group Collections Account for the Group to which the Series established hereby is a member for the related Due Period and (y) a fraction the numerator of which is the sum of the numerators for all Classes in the Series established hereby used in calculating the Class Percentage with respect to Finance Charge Collections and the denominator of which is the sum of the numerators used in calculating the class percentage with respect to Finance Charge Collections for all classes of all series in the Group to which the Series established hereby is a member.

	"Series Available Principal Amount" shall mean, for any Distribution Date, for each series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its Controlled Amortization Period or Controlled Accumulation Period, as applicable, an amount calculated as follows: For each such series, seriatim, beginning with the series with the largest series investor interest as of such Distribution Date (and if more than one series has the same series investor interest on such Distribution Date, beginning with whichever of such series has the longest time remaining in its controlled amortization period or controlled accumulation period, as applicable (assuming that no rapid amortization event occurs with respect to such series)), an amount equal to (x) the Group Available Principal Amount less (y) the difference between the series required principal amount and the amount of such series' controlled amortization amount or controlled accumulation amount, as applicable, that was funded on such Distribution Date (including any portion of such amount that was funded by amounts withdrawn from the Group Principal Collections Reallocation Account pursuant to Sections 8(c)(52-54) or equivalent sections, but excluding any portion of such amount that was funded by amounts withdrawn from the Collections Account pursuant to Sections 8(c)(58-60) or equivalent sections). For purposes of calculating the series available principal amount for each other such series, the Group Available Principal Amount shall be reduced by the amount calculated in clause (y) above for each prior series for which the series available principal amount was calculated.

	"Series Closing Date" shall mean the date designated as such in the Series Term Sheet.

	"Series Collections Account" shall have the meaning specified in Section
7(a).

	"Series Cut-Off Date" shall mean the last day of the Due Period occurring in the month specified in the Series Term Sheet.

	"Series Distribution Account" shall have the meaning specified in Section
7(a).

	"Series Excess Servicing," for any Distribution Date, shall have the meaning set forth in Section 8(b)(18), 8(c)(15) or 8(d)(16), as applicable, for such Distribution Date.

	"Series Finance Charge Collections" shall mean, with respect to any day or any Distribution Date, the sum of the amount of Class Finance Charge Collections for each Class of such Series for such day or for the related Due Period, as applicable.

	"Series Initial Investor Interest" shall mean an amount equal to the sum of the Class Initial Investor Interests for all Classes of the Series established hereby.

	"Series Initial Pre-Funding Amount," if applicable, shall mean the amount specified in the Series Term Sheet.

	"Series Interest Funding Account" shall have the meaning specified in
Section 7(d).

	"Series Invested Amount" with respect to any Distribution Date, shall mean the sum of the Class Invested Amounts for each Class of the Series established hereby on such Distribution Date.

	"Series Investment Income" with respect to any Distribution Date, shall mean the sum of (a) the income from the investment of funds on deposit in (i) the Series Principal Funding Account, (ii) the Series Interest Funding Account,
(iii) the Pre-Funding Special Reserve Account, if any, and (iv) the Series Pre-Funding Account, if any, (b) the income from the investment of funds with respect to the Series Aggregate Excess Funding Amount and (c) the Series Allocable Investment Amount.

	"Series Investor Charged-Off Amount" shall mean an amount equal to the sum of the Class Investor Charged-Off Amounts for all Classes of the Series established hereby.

	"Series Investor Interest" with respect to any Distribution Date, shall mean the sum of the Class Investor Interests for each Class of the Series established hereby on such Distribution Date.

	"Series Minimum Principal Receivables Balance" shall mean, with respect to the Series established hereby, on any Determination Date, the greater of (i) the Series Investor Interest minus Supplemental Cash on such Determination Date, divided by .909, or (ii) if a Minimum Receivables Trigger has occurred, the Series Investor Interest as of the first day of the Due Period prior to the occurrence of the Minimum Receivables Trigger minus the following:
(a)	Supplemental Cash as of the first day of the Due Period prior to the occurrence of the Minimum Receivables Trigger; and
(b)	the series investor interest (less supplemental cash) of any new Series issued after the date of such Minimum Receivables Trigger in the Group to which the Series established hereby belongs; provided that the controlled accumulation period or controlled amortization period, as applicable, for such new Series commences after the latest Class Expected
Final Payment Date for any Class of the Series established hereby. The series investor interest for a new Series used in this clause (b) shall be as adjusted to deduct any portion of such series investor interest used, in the discretion of the Servicer, to determine the series minimum principal receivables balance for any other Series in the Group to which the Series established hereby belongs.
The Seller may, upon 30 days' prior notice to the Trustee, the Rating Agencies and the Third Party Credit Enhancement Provider, if any, reduce the Series Minimum Principal Receivables Balance by increasing the divisor set forth above, subject to the condition that the Seller shall have been notified by the Rating Agencies that such reduction would not result in a Ratings Event for any Series then outstanding; and provided, further, that the divisor used in the calculation of Series Minimum Principal Receivables Balance may not be increased to more than .980.

	"Series Monthly Servicing Fee" shall mean, with respect to any Distribution Date, the sum of the Class Monthly Servicing Fees for each Class of the Series established hereby on such Distribution Date.

	"Series Monthly Servicing Fee Additional Funds Portion," if applicable, shall mean the product of (i) the Series Monthly Servicing Fee Additional Funds Portion Percentage and (ii) Series Investor Interest minus the Supplemental Cash allocable to such Series on the first day of the related Due Period (or in the case of the first Distribution Date for the Series established hereby, the Series Initial Investor Interest less the Series Pre-Funding Amount, if any).

	"Series Monthly Servicing Fee Additional Funds Portion Percentage," if applicable, shall mean the percentage set forth in the Series Term Sheet.

	"Series Monthly Servicing Fee Additional Funds Portion Shortfall," if applicable, shall have the meaning set forth in Section 8(b)(6), 8(c)(4) or 8(d)(7).

	"Series Percentage" shall mean, with respect to any specified category, with respect to any Distribution Date, the sum of the Class Percentages with respect to such category for each Class of the Series established hereby on such Distribution Date.

	"Series Pre-Funding Account" shall have the meaning specified in Section
7(f).

	"Series Pre-Funding Amount," if applicable, for any Distribution Date shall mean the principal amount on deposit in the Series Pre-Funding Account for such Distribution Date.

	"Series Pre-Funding Deadline," if applicable, shall mean the date set forth in the Series Term Sheet.

	"Series Principal Collections" shall mean, with respect to any day or any Distribution Date, the sum of the amount of Class Principal Collections for each Class of the Series established hereby for such day or for the related Due Period, as applicable.

	"Series Principal Collections Account" shall have the meaning specified in Section 7(a).

	"Series Principal Funding Account" shall mean the Series Principal Funding Account established pursuant to Section 7(c). Amounts "on deposit in" the Series Principal Funding Account shall be deemed to be on deposit for the benefit of (i) the Class A Certificateholders for the period up to and including the earlier of the (a) Class A Expected Final Payment Date or (b) the date on which the Class A Invested Amount is paid in full, (ii) the Class B Certificateholders for the period beginning immediately after the date specified in subsection (i) and ending on the earlier of (a) the Class B Expected Final Payment Date and (b) the date the Class B Invested Amount is paid in full and (iii) the Class C Certificateholders for the period beginning immediately after the date specified in subsection (ii) and ending on the earlier of (a) the Class C Expected Final Payment Date and (b) the date on which the Class C Invested Amount is paid in full. Amounts "on deposit in" the Series Principal Funding Account shall be deemed to include amounts invested in Permitted Investments pursuant to Section 7(c) unless the context clearly requires otherwise.

	"Series Reserve Account," if applicable, shall have the meaning specified in Section 7(h)(1).

	"Series Reserve Fund Monthly Deposit Amount," if applicable, shall be the amount to be deposited into the Series Reserve Account on a specified Distribution Date in accordance with Section 7(h)(2).

	"Series Reserve Fund Available Amount," if applicable, shall have the meaning specified in Section 7(h)(2).

	"Series Required Principal Amount" shall mean, with respect to each Distribution Date, with respect to each Series that is a member of the same Group as the Series established hereby (including the Series established hereby) that is in its controlled amortization period or controlled accumulation period, as applicable, the product of (x) 1.20 and (y) the Class Controlled Amortization Amount or the Class Controlled Accumulation Amount, as applicable, for such series for each such Distribution Date.

	"Series Term Sheet" shall mean the Series Term Sheet setting forth the terms of the Series of Investor Certificates issued hereby, to which this Annex is attached.

	"Series Termination Date" shall mean the date designated as such in the Series Term Sheet.

	"Series Yield Collections" shall mean, with respect to any day or any Distribution Date, as applicable, an amount equal to the product of the Series Yield Factor and the amount of Series Principal Collections for such day or the related Due Period, as applicable.

	"Series Yield Factor" shall mean the number identified as such in the Series Term Sheet, as such number may be changed from time to time pursuant to
Section 20.

	"Special Payment Date" shall mean each Distribution Date with respect to the Rapid Amortization Period, including the Distribution Dates with respect to each Class Expected Final Payment Date, and all Distribution Dates after any Class Expected Final Payment Date (in either the Controlled Accumulation Period or the Rapid Amortization Period) if the Class Invested Amount has not been reduced to zero on or before such Class Expected Final Payment Date.

	"Subclass" with respect to any Class shall mean, if applicable, each portion of such Class that has a different Certificate Rate or method of calculating its Certificate Rate.

	"Subordinate Class or Classes" shall mean, with respect to any Class or Classes, the Class or Classes, if any, identified by the letter or letters of the alphabet succeeding the letter designating such Class or Classes (e.g., the Subordinate Classes with respect to Class A are Class B and Class C).

	"Subordinate Series" shall mean any Series that is subordinated in right of payment, in whole or in part, pursuant to the Series Supplement with respect to such Series, to the Series established hereby.

	"Substitute Index," if applicable, shall have the meaning specified in
Section 13.

	"Substitute Index Determination Date," if applicable, shall have the meaning set forth in the Series Term Sheet.

	"Supplemental Cash" for any Distribution Date shall mean an amount equal to the sum of the Series Pre-Funding Amount and the Series Aggregate Excess Funding Amount for such Distribution Date. For purposes of this Series Supplement, allocations of Supplemental Cash for any Class shall be made according to the following calculation: the product of (a) the Supplemental Cash and (b) a fraction the numerator of which is the Class Investor Interest for such Class and the denominator of which is the Series Investor Interest.

	"Swap Counterparty Payment," if applicable, for any Distribution Date, shall have the meaning specified in the Series Term Sheet.

	"Swap Date," if applicable, shall mean, with respect to any Interest Rate Swap, the date on which such Interest Rate Swap becomes effective.

	"Swap Notional Amount," if applicable, with respect to any Interest Rate Swap, shall mean the notional amount specified in such Interest Rate Swaps, provided, however, that the sum of the Swap Notional Amounts for all Interest Rate Swaps on any Distribution Date shall not exceed the sum of the Class A Invested Amount and the Class B Invested Amount on such Distribution Date.

	"Swap Rate," if applicable, with respect to any Interest Rate Swap, shall have the meaning specified in the Series Term Sheet.

	"Swap Trust Payment," if applicable, for any Distribution Date, shall have the meaning specified in the Series Term Sheet.

	"Swap Trust Payment Shortfall," if applicable, for any Distribution Date, shall mean the positive difference, if any, between (i) the sum of the Swap
Trust Payments and (ii) the sum of (A) the Series Finance Charge Collections allocable to each Counterparty with respect to each Interest Rate Swap and (B) Series Additional Allocable Amounts allocable to each Counterparty with respect to each Interest Rate Swap, in each case for such Distribution Date.

	"Telerate Page 3750," if applicable, shall mean the display page so designated on Bridge Telerate Inc. Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

	"Third Party Credit Enhancement," if applicable, shall mean any credit enhancement obtained by the Servicer in accordance with Section 10.

	"Third Party Credit Enhancement Account," if applicable, shall have the meaning specified in Section 7(e).

	"Third Party Credit Enhancement Agreement," if applicable, shall mean the Agreement among the Seller, the Servicer, the Trustee and the Third Party
Credit Enhancement Provider with respect to the Third Party Credit Enhancement.

	"Third Party Credit Enhancement Amount," if applicable, shall mean the amount on deposit in the Third Party Credit Enhancement Account as set forth in the Series Term Sheet.

	"Third Party Credit Enhancement Drawing," if applicable, shall mean any drawing made under the Third Party Credit Enhancement.

	"Third Party Credit Enhancement Fee," if applicable, shall mean, on any Distribution Date, the sum of all fees, costs and interest payable to the Third Party Credit Enhancement Provider or the Trustee as administrator of the Third Party Credit Enhancement for the related Due Period pursuant to the Third Party Credit Enhancement Agreement.

	"Third Party Credit Enhancement Provider," if applicable, shall have the meaning set forth in the Series Term Sheet.

	"Total Available Third Party Credit Enhancement Amount," if applicable, shall mean the amount set forth as such in the Third Party Credit Enhancement Agreement.

	"Variable Accumulation Series" shall mean each outstanding Series that is not a Fixed Accumulation Series.


SECTION 2.	Subordination.

	(a)  Subordination of Certain Classes.

		(i) The Holders of each Class B Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates, to the extent and in the manner set forth in Section 8, all of such Investor
Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates.

		(ii) The Holders of each Class C Investor Certificate, by their acceptance of such Investor Certificate, hereby subordinate, for the benefit of the Holders of Class A Investor Certificates and the Class B
Investor Certificates, to the extent and in the manner set forth in
Section 8, all of such Investor Certificateholders' right, title and interest in and to future distributions due on such Holders' Investor Certificates.

	(b) No Subordination of Series. The Investor Certificates of the Series established hereby shall not be subordinated in right of payment to any other Series, whether currently outstanding or to be issued in the future. One or more other Series, however, may be subordinated in right of payment to the Series established hereby, although the Seller shall have no obligation to issue such a Subordinate Series. If any Subordinate Series is issued, such Subordinate Series shall be subordinate in right of payment to the Series established hereby only to the extent set forth in the Series Supplement with respect to such Subordinate Series.

SECTION 3.	Representations and Warranties of the Seller. The representations and warranties of the Seller contained in Section 2.04 of the Pooling and Servicing Agreement and the corresponding sections of any Assignment are true on and as of the date hereof and/or the date set forth in the Pooling and Servicing Agreement, as applicable. The Seller also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by the Seller have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of the Seller, do not and will not conflict with, or result in a breach that would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property that is material to it, or, to the best of the Seller's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series Supplement is the valid, binding and enforceable obligation of the Seller, except as the same may be limited by receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.


SECTION 4.	Representations and Warranties of the Servicer.  The representations and warranties of the Servicer contained in Section 3.03 of the Pooling and
Servicing Agreement are true on and as of the date hereof.  The Servicer also represents and warrants to the Trust as of the date hereof that the execution, delivery and performance of this Series Supplement by the Servicer have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of the Servicer, do not and will not conflict with, or result in a breach that would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property that is material to it, or, to the best of the Servicer's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Series
Supplement is the valid, binding and enforceable obligation of the Servicer, except as the same may be limited by receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors'
rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.


SECTION 5.	Representations and Warranties of the Trustee.  The representations and Warranties of the Trustee" .  The representations and warranties of the
Trustee contained in Section 11.15 of the Pooling and Servicing Agreement are
true on and as of the date hereof.  The Trustee also represents and warrants as of the date hereof that the Trustee has full power, authority and right to execute, deliver and perform this Series Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Series
Supplement, and this Series Supplement has been duly executed and delivered by the Trustee.

SECTION 6.	Authentication of Certificates.  Pursuant to the request of the
Seller, the Trustee shall cause Investor Certificates in authorized denominations evidencing the Series established hereby to be duly authenticated and delivered as of the Series Closing Date to or upon the order of the Seller pursuant to Section 6.05 of the Pooling and Servicing Agreement.


SECTION 7.	Establishment and Administration of Investor Accounts and the Third
Party Credit Enhancement Account" .

	(a) The Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Trustee, for the benefit of the Certificateholders of this Series, shall establish or maintain or cause to be established and maintained in the name of the Trust, either (i) three non-interest bearing segregated trust accounts with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) three non-interest bearing segregated demand deposit accounts at an Eligible Institution (the "Series Distribution Account," the "Series Collections Account" and the "Series Principal Collections Account"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Distribution Account, the Series Collections Account and the Series Principal Collections Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Distribution Account.

	(b) Reallocation Accounts. The Trustee, for the benefit of the Certificateholders, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) three non-interest bearing segregated trust accounts with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) three non-interest bearing segregated demand deposit accounts at an Eligible Institution, for the Group to which the Series established hereby belongs (the "Group Finance Charge Collections Reallocation Account," the "Group Principal Collections Reallocation Account" and the "Group Pre-Funding Reallocation Account," if applicable, collectively, the "Reallocation Accounts"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Reallocation Accounts and in all proceeds thereof. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Reallocation Accounts for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in each of the Reallocation Accounts.

	(c)  The Series Principal Funding Account.

		(1) The Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Principal Funding Account and in all proceeds thereof. The Series Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Principal Funding
Account for the purpose of carrying out the duties of the Servicer hereunder.
Any funds on deposit in the Series Principal Funding Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Principal Funding Account. The Paying Agent also shall have the revocable authority to make withdrawals from the Series Principal Funding Account.

		(2)	On or before each Distribution Date with respect to the
Controlled Accumulation Period and the Rapid Amortization Period, if any, a withdrawal will be made from the Series Principal Funding Account in an amount equal to the income from the investment of funds on deposit in the Series Principal Funding Account. Such amount withdrawn shall be deposited into the Series Collections Account and shall be treated as a "Series Additional Allocable Amount."

	(d) The Series Interest Funding Account. The Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Interest Funding Account and in all proceeds thereof. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Interest Funding Account for the purpose of carrying out the duties of the Servicer hereunder. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Interest Funding Account.
The Paying Agent shall also have the revocable authority to make withdrawals from the Series Interest Funding Account.

	(e)  The Third Party Credit Enhancement Account.

		(1)	If the Third Party Credit Enhancement is Funded Third Party
Credit Enhancement, the Servicer, for the benefit of the
Certificateholders of this Series and the Third Party Credit Enhancement
Provider, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account with the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Third
Party Credit Enhancement Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series and the Third Party Credit
Enhancement Provider.  The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Third Party
Credit Enhancement Account and in all proceeds thereof.  The Third Party
Credit Enhancement Account shall be under the sole dominion and control of the Trustee as the administrator of the Third Party Credit Enhancement for the benefit of the Certificateholders of this Series and the Third
Party Credit Enhancement Provider.  The interest of the Third Party
Credit Enhancement Provider in the Third Party Credit Enhancement Account
shall be subordinated to the interests of the Certificateholders of this
Series to the extent provided herein and in the Third Party Credit
Enhancement Agreement.  The Third Party Credit Enhancement Provider shall not be entitled to reimbursement from the assets of the Trust for any withdrawals from the Third Party Credit Enhancement Account except as specifically provided in this Series Supplement.  Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing
Agreement, the Servicer shall have the revocable power to instruct the
Trustee to withdraw funds from the Third Party Credit Enhancement Account for the purpose of carrying out the duties of the Servicer hereunder.
Any funds on deposit in the Third Party Credit Enhancement Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement.  The
Servicer at all times shall maintain accurate records reflecting each transaction in the Third Party Credit Enhancement Account.  The Paying
Agent also shall have the revocable authority to make withdrawals from the Third Party Credit Enhancement Account.

		(2)	On each Distribution Date, all interest and investment
earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Third Party Credit Enhancement Account shall be paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement. For purposes of determining the availability of funds or the balances in the Third
Party Credit Enhancement Account, all such investment earnings on such funds shall be deemed not to be available or on deposit. If, on any Distribution Date, after giving effect to all other deposits to and withdrawals from the Third Party Credit Enhancement Account as of such Distribution Date, the amount on deposit in the Third Party Credit
Enhancement Account is greater than the maximum credit enhancement amount provided by the related Third Party Credit Enhancement Agreement, then the excess representing such amount shall be withdrawn from the Third
Party Credit Enhancement Account and paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement.

		(3)	Upon the earliest to occur of (i) the termination of the
Trust, (ii) the Series Termination Date or (iii) the day on which the Class Invested Amount for each Class of the Series established hereby is paid in full, and after payment of all amounts to be paid on such day from the Third Party Credit Enhancement Account to or for the benefit of Investor Certificateholders of the Series established hereby, all amounts remaining on deposit in the Third Party Credit Enhancement Account shall be withdrawn from such account and paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement.

	(f) The Series Pre-Funding Account. If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Series Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Pre-Funding Account and in all proceeds thereof. The Series Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Pre-Funding Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Series Pre-Funding Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Pre-Funding Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Pre-Funding Account. On the Series Closing Date, the Seller shall cause to be deposited into the Series Pre-Funding Account an amount equal to the Series Initial Pre-Funding Amount. In connection with such Series Initial Pre-Funding Amount, and on or before the Series Closing Date, the Servicer shall deliver to the Trustee, the Seller and the Rating Agencies, a certificate of an officer of the Servicer stating the size of such Series Pre-Funding Amount, and certifying that the Servicer reasonably believes that the establishment and funding of the Series Pre-Funding Amount will not result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding.

	(g)  The Pre-Funding Special Reserve Account.

		(1) If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, shall establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution (the "Pre-
Funding Special Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Pre-Funding Special Reserve Account and in all proceeds thereof. The Pre-Funding Special Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Pre-Funding
Special Reserve Account for the purpose of carrying out the duties of the Servicer hereunder. Any funds on deposit in the Pre-Funding Special
Reserve Account for more than one Business Day shall be invested in Permitted Investments under Section 4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Pre-Funding Special Reserve Account.
The Paying Agent shall also have the revocable authority to make withdrawals from the Pre-Funding Special Reserve Account.

		(2) Upon the earlier to occur of (i) the Series Termination Date or (ii) the day on which the amount on deposit in the Series Pre-Funding
Account is reduced to zero, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Investor Certificateholders that are payable from the Pre-
Funding Special Reserve Account as provided herein, shall withdraw from the Pre-Funding Special Reserve Account and pay to or at the direction of the Seller, all amounts, if any, on deposit in the Pre-Funding Special
Reserve Account and the Pre-Funding Special Reserve Account shall have terminated for purposes of this Series Supplement.

		(3)  On or before each Distribution Date with respect to the period between the Series Closing Date and date that occurs upon the earlier of
(i) the Series Pre-Funding Deadline and (ii) the date upon which there are no longer funds on deposit in the Series Pre-Funding Account (the
"Pre-Funding Period"), a withdrawal will be made from the Pre-Funding
Special Reserve Account in an amount equal to the lesser of (a) the amount on deposit in the Pre-Funding Special Reserve Account with respect to such Distribution Date and (b) the excess, if any, of the Pre-Funding
Covered Amount with respect to such Distribution Date over the amount of investment earnings on the amount on deposit in the Series Pre-Funding
Account with respect to such Distribution Date.  Such amount shall be treated as a "Series Additional Allocable Amount."

	(h)  The Series Reserve Account.

		(1) If the Series Term Sheet for the Series established hereby so provides, the Trustee, for the benefit of the Certificateholders of this Series, may establish and maintain or cause to be established and maintained in the name of the Trust, either (i) a non-interest bearing segregated trust account in the corporate trust department of an office or branch of a Qualified Trust Institution or (ii) a non-interest bearing segregated demand deposit account at an Eligible Institution
(the "Series Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders of this Series. The Trust shall possess all right, title and interest in all funds on deposit from time to time in the Series Reserve Account and in all proceeds thereof. The Series Reserve
Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders of this Series. Pursuant to authority granted to it under Section 3.01(b) of the Pooling and Servicing Agreement, the Servicer shall have the revocable power to instruct the Trustee to withdraw funds from the Series Reserve Account for the purpose of carrying out the duties of the Servicer hereunder.
Any funds on deposit in the Series Reserve Account for more than one
Business Day shall be invested in Permitted Investments under Section
4.02(c) of the Pooling and Servicing Agreement. The Servicer at all times shall maintain accurate records reflecting each transaction in the Series Reserve Account. The Paying Agent shall also have the revocable authority to make withdrawals from the Series Reserve Account.

		(2) On or before the last day of any Due Period during the Revolving Period or, if applicable, the Accumulation Period, the Servicer may designate an amount (the "Series Reserve Fund Monthly
Deposit Amount") to be deposited into the Series Reserve Account on the Distribution Date relating to that Due Period for the benefit of the Certificateholders of this Series in accordance with the provisions of
Section 8. The total amount on deposit in the Series Reserve Account shall be referred to as the "Series Reserve Fund Available Amount."

		(3) On or before each Distribution Date on which the Series Reserve Fund Available Amount is greater than zero, the Servicer shall direct the Trustee to make a withdrawal from the Series Reserve Account and deposit it into the Series Collections Account in an amount equal to the lesser of (a) the Series Reserve Fund Available Amount with respect to such Distribution Date and (b) an amount equal to the sum of the Class
A Investment Shortfall and the Class B Investment Shortfall, for such Distribution Date. Such amount shall be treated as a "Series Additional Allocable Amount."

		(4) Upon the earliest to occur of (i) the Class B Expected Final Payment Date; (ii) payment of all amounts on deposit in the Series
Principal Funding Account on the first Distribution Date of the Rapid Amortization Period, or (iii) delivery by the Servicer of a certificate to the effect that the Servicer reasonably believes that the Trust will have sufficient available assets to pay all Class A Certificate Interest and Class B Certificate Interest and to reimburse all Class A Investor Charged-Off Amounts and Class B Investor Charged-Off Amounts on each subsequent Distribution Date without any draws on the Series Reserve
Account, the Servicer may direct the Trustee to withdraw from the Series
Reserve Account and pay to or at the direction of the Seller, all amounts on deposit in the Series Reserve Account.

	(i) Transfer of Investor Accounts. If, at any time any of the Investor Accounts established in Sections 7(a) - 7(h) shall be located at an institution that fails to meet the qualification requirements for an Eligible Institution or a Qualified Trust Institution, as applicable, the Trustee shall move or cause to be moved such Investor Account to an institution meeting the requisite qualifications requirements within ten Business Days of the date the Trustee becomes aware of such lack of qualification; provided, however, that if (i) such Account is a Third Party Credit Enhancement Account and (ii) such Account is not Funded Third Party Credit Enhancement, then the Trustee shall move or cause to be moved such Account to an institution meeting the requisite qualifications requirements within thirty Business Days of the date the Trustee becomes aware of such lack of qualification.


SECTION 8.	Allocations of Collections."

	(a) Deposits into the Series Collections Account. On or before each Distribution Date, the Servicer shall direct the Trustee to withdraw from the Group Collections Account and deposit into the Series Collections Account an amount equal to the sum of the Series Finance Charge Collections and the Series Principal Collections. On or before each Distribution Date, the Servicer shall direct the Trustee to withdraw from the Excess Funding Account (General) and deposit into the Series Collections Account an amount equal to the sum of the Class B Excess Funding Amount and the Class C Excess Funding Amount, each for the related Due Period. On or before each Distribution Date, the Servicer also shall direct the Trustee to deposit the Series Additional Allocable Amounts, if any, which have not previously been deposited into the Series Collections Account.

	(b) During the Revolving Period. On or before each Distribution Date during the Revolving Period, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.

		(1) Pre-Funding Account. If applicable, on or before the first Distribution Date following a Series Pre-Funding Deadline, all amounts on deposit in the Series Pre-Funding Account shall be deposited into the Series Distribution Account.


		(2) Pre-Funding Special Reserve Account. If applicable, on or before the first Distribution Date following a Series Pre-Funding Deadline, an amount equal to the Pre-Funding Special Reserve Amount shall be withdrawn from the Pre-Funding Special Reserve Account and shall be deposited into the Series Collections Account as a "Series Additional Allocable Amount."

	(3)  Class A Monthly Interest.  An amount equal to the lesser of

		(A)  the Class A Modified Required Amount and

		(B) the sum of Series Finance Charge Collections and Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(4)  Class B Monthly Interest.  An amount equal to the lesser of

		(A)  the Class B Modified Required Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(5) Swap Trust Payments or Class Coupon Floor Payments. An amount equal to the lesser of

		(A) the sum of the Swap Trust Payments or Class Coupon Floor Payments, as applicable, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited in the Series Distribution Account.

	(6)  Class C Monthly Interest.  An amount equal to the lesser of

		(A)  the Class C Modified Required Amount, if any, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(7) Series Monthly Servicing Fee Additional Funds Portion. An amount equal to the lesser of

		(A)  the Series Monthly Servicing Fee Additional Funds Portion and

		(B)  Series Additional Funds

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The positive difference, if any, between the amount in (A) and the amount in (B) shall be the "Series Monthly Servicing Fee Additional Funds Portion Shortfall."

	(8)  Series Monthly Servicing Fee.  An amount equal to the lesser of

		(A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior
Distribution Date less the Series Monthly Servicing Fee Additional
Funds Portion, if any, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(9) Reimbursement of Class A Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(10) Reimbursement of Class B Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(11) Series Monthly Servicing Fee Additional Funds Portion Shortfall. An amount equal to the lesser of
		(A)  the Series Monthly Servicing Fee Additional Funds Portion
Shortfall and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(12) Reimbursement of Class C Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(13) Shortfalls in the Pre-Funding Special Reserve Amount. If applicable, an amount equal to the lesser of

		(A)  the Pre-Funding Special Reserve Amount Shortfall and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Pre-Funding Special Reserve Account. The Pre-Funding Special Reserve Amount Shortfall shall be reduced by the amount of such deposit.

	(14) Reimbursement of prior Third Party Credit Enhancement Drawings. If applicable, an amount equal to the lesser of

		(A)  the sum of all unreimbursed Third Party Credit Enhancement
Drawings and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Third Party Credit Enhancement Account. The amount of unreimbursed Third Party Credit Enhancement Drawings shall be reduced by the amount of such deposit.

	(15) Third Party Credit Enhancement Fee. If applicable, an amount equal to the lesser of

		(A)  the Third Party Credit Enhancement Fee and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(16) The Class A Early Termination Premium or the Class A Early Termination Premium Shortfall, as applicable. If applicable, on or after the Series Pre-Funding Deadline, an amount equal to the lesser of

		(A)	the Class A Early Termination Premium or the Class A Early
Termination Premium Shortfall, as applicable, and

		(B)	the sum of any remaining Series Finance Charge Collections
and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(17)	The Class B Early Termination Premium or the Class B Early
Termination Premium Shortfall, as applicable. If applicable, on or after the Series Pre-Funding Deadline, an amount equal to the lesser of

		(A)	the Class B Early Termination Premium or the Class B Early
Termination Premium Shortfall, as applicable, and

		(B)	the sum of any remaining Series Finance Charge Collections
and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(18) Series Excess Servicing. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts (together, "Series Excess Servicing") shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

	(19) Third Party Credit Enhancement Drawing. If applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the amount on deposit in the Third Party Credit Enhancement
Account

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement both shall be reduced by the amount of such deposit.

	(20) Payment of the Class A Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class A Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(21) Payment of the Class B Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class B Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(22) Payment of the Class C Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class C Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(23) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(24) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Group Principal Collections Reallocation Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(25) Reimbursement of the Class C Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class C Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Group Principal Collections Reallocation Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(26) Reallocations for the Class A Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class A Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(27) Reallocations for the Class B Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (27)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(28) Reallocations for the Class C Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes not initially rated by the Rating
Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (28)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class modified required amount shortfall to be used in the denominator for each such other series shall be the class modified required amount shortfall for the most senior unrated class for such series for which the class modified required amount shortfall is greater than zero and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(29) Reallocations for the Class A Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (29)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(30) Reallocations for the Class B Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (30)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Group Principal Collections Reallocation Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(31) Allocations from the Group Finance Charge Collections Reallocation Account for the payment of accrued Series Monthly Servicing Fees. An amount equal to the lesser of

		(A)  all accrued but unpaid Series Monthly Servicing Fees and

		(B)  the product of

			(x) a fraction the numerator of which is all accrued but unpaid Series Monthly Servicing Fees and the denominator of which is the sum of all accrued but unpaid monthly servicing fees for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (31)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

	(32) Reallocations for the Class C Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes unrated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (32)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class cumulative investor charged-off amount to be used in the denominator for each such other series shall be the class cumulative investor charged-off amount for the most senior unrated class for such series for which the class cumulative investor charged-off amount is greater than zero and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Group Principal Collections Reallocation Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(33) Reallocations for Swap Trust Payment Shortfalls or Class Coupon Floor Payment Shortfalls from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A) the Swap Trust Payment Shortfall or the Class Coupon Floor Payment Shortfall, as applicable, and

		(B)  the product of

			(x) a fraction, the numerator of which is the Swap Trust Payment Shortfall or the Class Coupon Floor Payment
Shortfall, as applicable, and the denominator of which is the sum of the swap trust payment shortfalls and class coupon floor payment shortfalls for all series in the Group to which the Series established hereby belongs and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering swap trust payment shortfalls and class coupon floor payment shortfalls and after any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering any payment shortfall for such series intended to be of a higher priority than swap trust payment shortfalls and class coupon floor payment shortfalls shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Distribution Account.

	(34) Payment of Series Reserve Fund Monthly Deposit Amount. An amount equal to the lesser of

		(A) the Series Reserve Fund Monthly Deposit Amount and

		(B)  the product of

			(x)  a fraction, the numerator of which is the Series Reserve
Fund Monthly Deposit Amount and the denominator of which is
the sum of the series reserve fund monthly deposit amounts
for all series in the Group to which the Series established
hereby belongs which are eligible for a series reserve fund
(after giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding
this clause (34)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Reserve Account.

	(35) Payment of the Class A Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B) the sum of the Class C Excess Funding Amount and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(36) Payment of the Class A Modified Required Amount Shortfall from Class B Principal Collections. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B) the sum of the Class B Excess Funding Amount and Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(37) Payment of the Class B Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(38) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(39) Reallocation of the Class C Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest.

	(40) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class B Principal Collections. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class B Excess Funding Amounts and any remaining Class B Principal Collections less Series Yield
Collections allocable to the Class B Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(41) Reallocation of the Class B Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the Class B Investor Interest

and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class B Initial Investor Interest.

	(42) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(43) Reallocation of the Class C Investor Interest to reimburse the Class B Cumulative Investor Charged-Off Amount. The Class B Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest.

	(44) Reallocations for the Class A Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

		(A)  the Class A Early Termination Premium Shortfall and

		(B)  the product of

			(x)  a fraction the numerator of which is the Class A Early
Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls
with the same alphabetical designation for all series in the
Group to which the Series established hereby belongs (after
giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding
this clause (44)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

	(45) Reallocations for the Class B Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

		(A)  the Class B Early Termination Premium Shortfall and

		(B)  the product of

			(x)  a fraction the numerator of which is the Class B Early
Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls
with the same alphabetical designation for all series in the
Group to which the Series established hereby belongs (after
giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding
this clause (45)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

	(46) Allocations of remaining amounts from the Group Finance Charge Collections Reallocation Account to the Seller. An amount equal to all remaining amounts on deposit in the Group Finance Charge Collections Reallocation Account, after all other allocations from such Account pursuant to the Series Supplements for any series in the Group to which the Series established hereby belongs, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Seller.

	(47) Allocations from the Excess Funding Account (General) to the Group Principal Collections Reallocation Account. If no series is in its Rapid Amortization Period, or if amounts remain on deposit in the Excess Funding Account (General) after all allocations of Class B Excess Funding Amounts and Class C Excess Funding Amounts to each Series and all allocations to any other series that are in their Rapid Amortization Periods, an amount equal to the product of

		(A) a fraction, the numerator of which is the Class A Investor Interest and the denominator of which is the sum of (x) the Class A investor interests plus (y) for each Series issued prior to Series
2000-2 for which Class B was not a Seller Retained Class, the Class
B investor interests for each outstanding series and

		(B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series
Supplements

shall be withdrawn from the Excess Funding Account (General) and deposited into the Group Principal Collections Reallocation Account. This provision shall be applied before similar provisions for any previously issued series.

	(48) Class C Permitted Controlled Amortization Amount. An amount equal to the lesser of
(A)  the Class C Permitted Controlled Amortization Amount and
(B) remaining amounts on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Permitted Controlled Amortization Amount exceeds such deposit shall be the "Class C Permitted Controlled Amortization Amount Shortfall."

	(49) Allocations of Series Principal Collections. An amount equal to the remaining amount on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Group Principal Collections Reallocation Account.

	(50)	Payment to Seller.  An amount equal to all remaining amounts on deposit in the Collections Account, after all other withdrawals from such Account for any payment of any Class Controlled Amortization Amount or any Class Controlled Accumulation Amount for any Class of any Series in its Controlled Accumulation Period or Controlled Amortization Period, as applicable, shall be withdrawn from the Collections Account and paid to the Seller.

	(51) Additional Payment to the Seller.  An amount equal to the lesser of

		(A) the positive difference, if any, between the amount of the Seller Interest (determined as described below) and the Minimum
Seller Interest and

		(B) the product of (i) any remaining amounts on deposit in the Group Principal Collections Reallocation Account and (ii) a fraction the numerator of which is the remaining amounts on deposit in the Group Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts (including the Group Principal Collections Reallocation Account for the Group to which the Series established hereby belongs)

shall be withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller. If after such payment, amounts remain on deposit in the Group Principal Collections Reallocation Account, such amounts shall be deposited into the Excess Funding Account (General). For purposes of this provision, the Seller Interest shall be deemed to include (i) all amounts on deposit in all Group Principal Collections Reallocation Accounts after giving effect to clause (51) and all provisions similar to clause (51) in other Series Supplements, and (ii) all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on such Distribution Date pursuant to the provisions of any other Series Supplements. This provision shall be applied before similar provisions for any previously issued Series.

	(52) Allocations from the Series Pre-Funding Account to the Group Pre-Funding Reallocation Account. If applicable, an amount equal to the amount on deposit in the Series Pre-Funding Account shall be withdrawn from the Series Pre-Funding Account and deposited into the Group Pre-Funding Reallocation Account; provided, however, that such amount shall be used only to fund principal shortfalls for other series in their controlled accumulation or controlled amortization periods, as applicable, in the Group to which the Series established hereby belongs.

	(53)  Further payment to the Seller.  An amount equal to the lesser of

		(A) the positive difference, if any, between the amount of the Seller Interest and the Minimum Seller Interest and

		(B) the product of (i) any remaining amounts on deposit in the Group Pre-Funding Reallocation Account and (ii) a fraction the numerator of which is the amount on deposit the Group Pre-Funding
Reallocation Account and the denominator of which is the sum of all amounts on deposit in all group pre-funding reallocation accounts
(after giving effect to provisions in the applicable Series
Supplements substantially similar to Sections 8(c)(55), 8(c)(56) and 8(c)(58), and including the Group Pre-Funding Reallocation
Account to which the Series established hereby is a member).

shall be withdrawn from the Group Pre-Funding Reallocation Account and paid to the Seller. Any remaining amounts on deposit in the Group Pre-Funding Reallocation Account shall be allocated to each Series in the Group based on a fraction, the numerator of which is the amount deposited pursuant to Section 8(b)(52) and the denominator of which is the sum of all such deposits pursuant to similar provisions in the series supplements for the Group to which the Series established hereby belongs. Such amounts reallocated to the Series established hereby pursuant to the prior sentence shall be deposited into the Series Pre-Funding Account.

	(c) Deposits During the Controlled Accumulation Period or Controlled Amortization Period, if applicable. On any date during the Controlled Accumulation Period, if applicable, on which the Seller receives proceeds from the sale of a new series of Investor Certificates, if the Seller has agreed to deposit all or a portion of the proceeds from such sale into the Series Principal Funding Account, the Seller shall cause the Trustee to so deposit such proceeds. On or before each Distribution Date during the Controlled Accumulation Period or Controlled Amortization Period, as applicable, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.


	(1)  Class A Monthly Interest.  An amount equal to the lesser of


		(A)  the Class A Modified Required Amount and

		(B) the sum of Series Finance Charge Collections and Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(2)  Class B Monthly Interest.  An amount equal to the lesser of

		(A)  the Class B Modified Required Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(3) Swap Trust Payments or Class Coupon Floor Payments. An amount equal to the lesser of

		(A) the sum of the Swap Trust Payments or the Class Coupon Floor Payments, as applicable, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited in the Series Distribution Account.

	(4)  Class C Monthly Interest.  An amount equal to the lesser of

		(A)  the Class C Modified Required Amount, if any, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(5) Series Monthly Servicing Fee Additional Funds Portion. An amount equal to the lesser of

		(A)  the Series Monthly Servicing Fee Additional Funds Portion and

		(B)  Series Additional Funds

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The positive difference, if any, between the amount in (A) and the amount in (B) shall be the "Series Monthly Servicing Fee Additional Funds Portion Shortfall."

	(6)  Series Monthly Servicing Fee.  An amount equal to the lesser of

		(A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior
Distribution Date less the Series Monthly Servicing Fee Additional
Funds Portion, if any, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(7) Reimbursement of Class A Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(8) Reimbursement of Class B Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(9) Series Monthly Servicing Fee Additional Funds Portion Shortfall. An amount equal to the lesser of

		(A)  the Series Monthly Servicing Fee Additional Funds Portion
Shortfall and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(10) Reimbursement of Class C Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts.

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(11) Reimbursement of prior Third Party Credit Enhancement Drawings. If applicable, an amount equal to the lesser of

		(A)  the sum of all unreimbursed Third Party Credit Enhancement
Drawings and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Third Party Credit Enhancement Account. The amount of unreimbursed Third Party Credit Enhancement Drawings shall be reduced by the amount of such deposit.

	(12) Third Party Credit Enhancement Fee. If applicable, an amount equal to the lesser of

		(A)  the Third Party Credit Enhancement Fee and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(13) The Class A Early Termination Premium Shortfall. If applicable, an amount equal to the lesser of

		(A)  the Class A Early Termination Premium Shortfall and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(14) The Class B Early Termination Premium Shortfall. If applicable, an amount equal to the lesser of

		(A)  the Class B Early Termination Premium Shortfall and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(15) Series Excess Servicing. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts (together, "Series Excess Servicing") shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

	(16) Third Party Credit Enhancement Drawing. If applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the amount on deposit in the Third Party Credit Enhancement
Account

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement Amount both shall be reduced by the amount of such deposit.

	(17) Payment of the Class A Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class A Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(18) Payment of the Class B Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class B Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(19) Payment of the Class C Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class C Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(20) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(21) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(22) Reimbursement of the Class C Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class C Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(23) Reallocations for the Class A Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class A Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (23)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(24) Reallocations for the Class B Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (24)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(25) Reallocations for the Class C Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes not initially rated by the Rating
Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class modified required amount shortfall to be used in the denominator for each such other series shall be the class modified required amount shortfall for the most senior unrated class for such series for which the class modified required amount shortfall is greater than zero and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(26) Reallocations for the Class A Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(27) Reallocations for the Class B Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (27)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(28) Allocations from the Group Finance Charge Collections Reallocation Account for the payment of accrued Series Monthly Servicing Fees. An amount equal to the lesser of

		(A)  all accrued but unpaid Series Monthly Servicing Fees and

		(B)  the product of

			(x) a fraction the numerator of which is all accrued but unpaid Series Monthly Servicing Fees and the denominator of which is the sum of all accrued but unpaid monthly servicing fees for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (28)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

	(29) Reallocations for the Class C Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes unrated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (29)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class cumulative investor charged-off amount to be used in the denominator for each such other series shall be the class cumulative investor charged-off amount for the most senior unrated class for such series for which the class cumulative investor charged-off amount is greater than zero and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(30) Reallocation for Swap Trust Payment Shortfalls or Class Coupon Floor Payment Shortfalls from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A) the Swap Trust Payment Shortfall or the Class Coupon Floor Payment Shortfall, as applicable, and

		(B)  the product of

			(x) a fraction, the numerator of which is the Swap Trust Payment Shortfall or the Class Coupon Floor Payment
Shortfall, as applicable, and the denominator of which is the sum of the swap trust payment shortfalls and class coupon floor payment shortfalls for all series in the Group to which the Series established hereby belongs and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering swap trust payment shortfalls and class coupon floor payment shortfalls and after any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering any payment shortfall for such series intended to be of a higher priority than swap trust payment shortfalls and class coupon floor payment shortfalls shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Distribution Account.

	(31) Payment of Series Reserve Fund Monthly Deposit Amount. An amount equal to the lesser of

		(A) the Series Reserve Fund Monthly Deposit Amount and

		(B)  the product of

			(x)  a fraction, the numerator of which is the Series Reserve
Fund Monthly Deposit Amount and the denominator of which is
the sum of the series reserve fund monthly deposit amounts
for all series in the Group to which the Series established
hereby belongs which are eligible for a series reserve fund
(after giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding
this clause (31)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Reserve Account.

	(32) Payment of the Class A Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B) the sum of the Class C Excess Funding Amount and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(33) Payment of the Class A Modified Required Amount Shortfall from Class B Principal Collections. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B) the sum of the Class B Excess Funding Amount and Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(34) Payment of the Class B Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(35) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(36) Reallocation of the Class C Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest.

	(37) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class B Principal Collections. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class B Excess Funding Amounts and any remaining Class B Principal Collections less Series Yield
Collections allocable to the Class B Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(38) Reallocation of the Class B Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the Class B Investor Interest

and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class B Initial Investor Interest.

	(39) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(40) Reallocation of the Class C Investor Interest to reimburse the Class B Cumulative Investor Charged-Off Amount. The Class B Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class C Initial Investor Interest.

	(41) Reinstatement of Class C Investor Interest from the Third Party Credit Enhancement Account. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the amount on deposit in the Third Party Credit Enhancement
Account

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Principal Collections Account by the Third Party Credit Enhancement Provider. The Class C Cumulative Investor Charged-Off Amount and the Third Party Credit Enhancement Amount shall both be reduced by the amount of such deposit.

	(42) Special Third Party Credit Enhancement Drawing. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the amount on deposit in the Third Party Credit Enhancement
Account

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement Amount shall be reduced by the amount of such deposit.

	(43) Reallocations for the Class A Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

		(A)  the Class A Early Termination Premium Shortfall and

		(B)  the product of

			(x)  a fraction the numerator of which is the Class A Early
Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls
with the same alphabetical designation for all series in the
Group to which the Series established hereby belongs (after
giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding
this clause (43)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

	(44) Reallocations for the Class B Early Termination Premium Shortfall from the Group Finance Charge Collections Reallocation Account. If applicable, an amount equal to the lesser of

		(A)  the Class B Early Termination Premium Shortfall and

		(B)  the product of

			(x)  a fraction the numerator of which is the Class B Early
Termination Premium Shortfall and the denominator of which is the sum of all class early termination premium shortfalls
with the same alphabetical designation for all series in the
Group to which the Series established hereby belongs (after
giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding
this clause (44)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

	(45) Allocations of remaining amounts from the Group Finance Charge Collections Reallocation Account to the Seller. An amount equal to all remaining amounts on deposit in the Group Finance Charge Collections Reallocation Account, after all other allocations from such Account pursuant to the Series Supplements for any series in the Group to which the Series established hereby belongs, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Seller.

	(46) Allocations from the Excess Funding Account (General) to the Group Principal Collections Reallocation Account. If no series is in its Rapid Amortization Period, or if amounts remain on deposit in the Excess Funding Account (General) after all allocations of Class B Excess Funding Amounts and Class C Excess Funding Amounts to each Series and all allocations to any other series that are in their Rapid Amortization Period, an amount equal to the product of

		(A) a fraction, the numerator of which is the Class A Investor Interest and the denominator of which is the sum of (x) the Class A investor interests for each outstanding Series plus (y) for each Series issued prior to Series 2000-2 for which Class B was not a Seller Retained Class, the Class B investor interest for each outstanding series and

		(B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series
Supplements

shall be withdrawn from the Excess Funding Account (General) and deposited into the Group Principal Collections Reallocation Account. This provision shall be applied before similar provisions for any previously issued series.

	(47) Allocations of Series Principal Collections. An amount equal to the remaining amount on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

	(48) Class A Controlled Accumulation Amount or the Class A Controlled Amortization Amount, as applicable. An amount equal to the lesser of

		(A) (i) the Class A Controlled Accumulation Amount minus the amount of proceeds from the sale of a new Series of Investor
Certificates deposited into the Series Principal Funding Account from but excluding the prior Distribution Date to and including the current Distribution Date or (ii) the Class A Controlled
Amortization Amount, as applicable, and

		(B)  amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account or Series Distribution Account, as applicable. The amount by which the amount described in clause (A)(i) above or the Class A Controlled Amortization Amount exceeds such deposit shall be the "Class A Controlled Accumulation Amount Shortfall" or the "Class A Controlled Amortization Shortfall," respectively.

	(49) Class C Permitted Controlled Amortization Amount. An amount equal to the lesser of

		(A)  the Class C Permitted Controlled Amortization Amount and

		(B)  remaining amounts on deposit in the Series Principal
Collections Account

shall be withdrawn from the Series Principal Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Permitted Controlled Amortization Amount exceeds such deposit shall be the "Class C Permitted Controlled Amortization Amount Shortfall."

	(50) Class B Controlled Accumulation Amount or the Class B Controlled Amortization Amount, as applicable. If an amount equal to the Class A Invested Amount has been deposited into the Series Principal Funding Account or if the Class A Invested Amount has been paid in full, an amount equal to the lesser of

		(A) the Class B Controlled Accumulation Amount or the Class B Controlled Amortization Amount, as applicable, and

		(B)  remaining amounts on deposit in the Series Principal
Collections Account

shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account or Series Distribution Account, as applicable. The amount by which the Class B Controlled Accumulation Amount or Class B Controlled Amortization Amount exceeds such deposit shall be the "Class B Controlled Accumulation Amount Shortfall" or the "Class B Controlled Amortization Amount Shortfall," respectively.

	(51) Class C Controlled Amortization Amount. On each Distribution Date after the Distribution Date on which the Class A and Class B Invested Amounts are paid in full, an amount equal to the lesser of

		(A)  the Class C Controlled Amortization Amount, and

		(B)  remaining amounts on deposit in the Series Principal
Collections Account

shall be withdrawn from the Series Principal Collections Account and deposited into the Series Principal Funding Account or Series Distribution Account, as applicable. The amount by which the Class C Controlled Amortization Amount exceeds such deposit shall be the "Class C Controlled Amortization Amount Shortfall."

	(52) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

		(A) the Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable and

		(B)  the product of

			(x) a fraction the numerator of which is the Class A Controlled Accumulation Amount Shortfall or the Class A
Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs
(after giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding this clause (52)) and

			(y)  the amount on deposit in the Group Principal Collections
Reallocation Account before any withdrawals therefrom with
respect to any other series pursuant to a comparable clause
in the applicable Series Supplements

shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable, shall be reduced by the amount of such deposit.

	(53) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

		(A) the Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Controlled Accumulation Amount Shortfall or the Class B
Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs
(after giving effect to provisions in the applicable Series
Supplements substantially similar to the clauses preceding this clause (53)) and

			(y)  the amount on deposit in the Group Principal Collections
Reallocation Account before any withdrawals therefrom with
respect to any other series pursuant to a comparable clause
for any class with the same alphabetical designation and
after any withdrawals therefrom for the benefit of all
classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements

shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable, shall be reduced by the amount of such deposit.

	(54) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class C Controlled Amortization Amount Shortfall. An amount equal to the lesser of

		(A)  the Class C Controlled Amortization Amount Shortfall, and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Controlled Amortization Amount Shortfall and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (54)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class controlled accumulation amount shortfall or class controlled amortization amount shortfall, as applicable, to be used in the denominator for each such other series shall be the class controlled accumulation amount shortfall or class controlled amortization amount shortfall, as applicable, for the most senior unrated class for such series for which the class controlled accumulation amount shortfall or class controlled amortization amount shortfall, as applicable, is greater than zero and

			(y)  the amount on deposit in the Group Principal Collections
Reallocation Account before any withdrawals therefrom with
respect to any other series pursuant to a comparable clause
for any class with the same alphabetical designation and
after any withdrawals therefrom for the benefit of all
classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements

shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class C Controlled Amortization Amount Shortfall shall be reduced by the amount of such deposit.

	(55) Allocations from the Group Pre-Funding Reallocation Account for the payment of the Class A Controlled Accumulation Amount Shortfall or Class A Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

		(A) the Class A Controlled Accumulation Amount Shortfall or Class A Controlled Amortization Amount Shortfall, as applicable, and

		(B)  the product of

                   (x) a fraction the numerator of which is the Class A Controlled Accumulation Amount Shortfall or Class A
Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid Amortization Periods in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (55)) and

                   (y) the amount on deposit in the Group Pre-Funding Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Pre-Funding Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable, will be reduced by the amount of such deposit.

	(56) Allocations from the Group Pre-Funding Reallocation Account for the payment of the Class B Controlled Accumulation Amount Shortfall or Class B Controlled Amortization Amount Shortfall, as applicable. An amount equal to the lesser of

		(A) the Class B Controlled Accumulation Amount Shortfall or Class B Controlled Amortization Amount Shortfall, as applicable, and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Controlled Accumulation Amount Shortfall or Class B
Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid Amortization Periods in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (56)) and

			(y) the amount on deposit in the Group Pre-Funding Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Pre-Funding Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable, will be reduced by the amount of such deposit.

	(57) Allocations from the Group Pre-Funding Reallocation Account for the payment of the Class C Controlled Amortization Amount Shortfall. An amount equal to the lesser of

		(A)  the Class C Controlled Amortization Amount Shortfall, and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Controlled Amortization Amount Shortfall, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs not in their Rapid
Amortization Periods (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (57)) and

			(y) the amount on deposit in the Group Pre-Funding Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series Supplements shall be withdrawn from the Group Pre-Funding Reallocation Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class C Controlled Amortization Amount Shortfall will be reduced by the amount of such deposit.

	(58)	Allocations from the Collections Account for the payment of the
Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Shortfall, as applicable. An amount equal to the lesser of

			(A)	the Class A Controlled Accumulation Amount Shortfall or the
Class A Controlled Amortization Shortfall, as applicable, and

			(B)	the product of

                       (x) a fraction the numerator of which is the Class A Controlled Accumulation Amount Shortfall or the Class A
Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid Amortization Periods (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause
(58)) and

                       (y) the amount on deposit in the Collections Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series
Supplements

shall be withdrawn from the Collections Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class A Controlled Accumulation Amount Shortfall or the Class A Controlled Amortization Amount Shortfall, as applicable, shall be reduced by the amount of such deposit.

	(59)	Allocations from the Collections Account for the payment of the
Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Shortfall, as applicable. An amount equal to the lesser of

			(A)	the Class B Controlled Accumulation Amount Shortfall or
the Class B Controlled Amortization Shortfall, as applicable, and

			(B)	the product of

                       (x) a fraction the numerator of which is the Class B Controlled Accumulation Amount Shortfall or the Class B
Controlled Amortization Amount Shortfall, as applicable, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid Amortization Periods (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause
(59)) and

                      (y) the amount on deposit in the Collections Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series
Supplements

shall be withdrawn from the Collections Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class B Controlled Accumulation Amount Shortfall or the Class B Controlled Amortization Amount Shortfall, as applicable, shall be reduced by the amount of such deposit.

	(60)	Allocations from the Collections Account for the payment of the
Class C Controlled Amortization Shortfall.  An amount equal to the lesser of

			(A)	the Class C Controlled Amortization Shortfall, and

			(B)	the product of

                       (x) a fraction the numerator of which is the Class C Controlled Amortization Amount Shortfall, and the denominator of which is the sum of the class controlled accumulation amount shortfalls or class controlled amortization amount shortfalls, as applicable, for all classes with the same alphabetical designation for all series not in their Rapid
Amortization Periods (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (60)) and

                       (y) the amount on deposit in the Collections Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series
Supplements

shall be withdrawn from the Collections Account and deposited in the Series Principal Funding Account or Series Distribution Account, as applicable. The Class C Controlled Amortization Amount Shortfall shall be reduced by the amount of such deposit.

	(61) Allocations of remaining Series Principal Collections. An amount equal to all remaining amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Group Principal Collections Reallocation Account.

	(62) Additional Payment to Seller. An amount equal to all remaining amounts on deposit in the Collections Account, after all other withdrawals from such Account for any payment of any Class Controlled Amortization Amount or any Class Controlled Accumulation Amount for any Class of any Series in its Controlled Accumulation Period or Controlled Amortization Period, as applicable, shall be withdrawn from the Collections Account and paid to the Seller.

	(63)  Payment to the Seller.  An amount equal to the lesser of

		(A) the positive difference, if any, between the amount of the Seller Interest (determined as described below) and the Minimum
Seller Interest and

		(B) the product of (i) any remaining amounts on deposit in the Group Principal Collections Reallocation Account and (ii) a fraction the numerator of which is the remaining amounts on deposit in the Group Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts (including the Group Principal Collections Reallocation Account for the Group to which the Series established hereby belongs)

shall be withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller. If after such payment, amounts remain on deposit in the Group Principal Collections Reallocation Account, such amounts shall be deposited into the Excess Funding Account (General). For purposes of this provision, the Seller Interest shall be deemed to include (i) all amounts on deposit in all Group Principal Collections Reallocation Accounts after giving effect to clause (63) and all provisions similar to clause (63) in other
Series Supplements, and (ii) all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on such Distribution Date pursuant to the provisions of any other Series Supplements. This provision shall be applied before similar provisions for any previously issued Series.
	(d)  Deposits During the Rapid Amortization Period.   On or before each
Distribution Date during the Rapid Amortization Period, the Servicer shall direct the Trustee that funds be paid or deposited, and the Trustee shall apply such funds in the following amounts, to the extent such funds are available and in the order of priority specified, to the account or Person indicated, in each case as set forth below.


	(1) Deposits from the Series Principal Funding Account into the Series Principal Collections Account. All amounts on deposit in the Series Principal Funding Account shall be deposited into the Series Principal Collections Account.


	(2) Deposits from the Series Pre-Funding Account into the Series Principal Collections Account. If applicable, all amounts on deposit in the Series Pre-Funding Account shall be deposited into the Series Principal Collections Account.

	(3) Deposits from the Series Pre-Funding Special Reserve Account into the Series Collections Account. If applicable, all amounts on deposit in the Series Pre-Funding Special Reserve Account shall be deemed to be Series Finance Charge Collections and shall be deposited into the Series Collections Account.

	(4)  Class A Monthly Interest.  An amount equal to the lesser of

		(A)  the Class A Modified Required Amount and

		(B) the sum of Series Finance Charge Collections and Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(5)  Class B Monthly Interest.  An amount equal to the lesser of

		(A)  the Class B Modified Required Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(6) Swap Trust Payments or Class Coupon Floor Payments. An amount equal to the lesser of

		(A) the sum of the Swap Trust Payments or the Class Coupon Floor Payments, as applicable, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited in the Series Distribution Account.

	(7)  Class C Monthly Interest.  An amount equal to the lesser of

		(A)  the Class C Modified Required Amount, if any, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(8) Series Monthly Servicing Fee Additional Funds Portion. An amount equal to the lesser of

		(A)  the Series Monthly Servicing Fee Additional Funds Portion and

		(B)  Series Additional Funds

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The positive difference, if any, between the amount in (A) and the amount in (B) shall be the "Series Monthly Servicing Fee Additional Funds Portion Shortfall."

	(9)  Series Monthly Servicing Fee.  An amount equal to the lesser of

		(A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior
Distribution Date less the Series Monthly Servicing Fee Additional
Funds Portion, if any, and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(10) Reimbursement of Class A Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(11) Reimbursement of Class B Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(12) Series Monthly Servicing Fee Additional Funds Portion Shortfall. An amount equal to the lesser of

		(A)  the Series Monthly Servicing Fee Additional Funds Portion
Shortfall and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(13) Reimbursement of Class C Cumulative Investor Charged-Off Amounts. An amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts.

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(14) Reimbursement of prior Third Party Credit Enhancement Drawings. On and after each Distribution Date after the Class A Invested Amount and Class B Invested Amount have been reduced to zero, if applicable, an amount equal to the lesser of

		(A)  the sum of all unreimbursed Third Party Credit Enhancement
Drawings and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Third Party Credit Enhancement Account. The amount of unreimbursed Third Party Credit Enhancement Drawings shall be reduced by the amount of such deposit.

	(15) Third Party Credit Enhancement Fee. If applicable, an amount equal to the lesser of

		(A)  the Third Party Credit Enhancement Fee and

		(B)  the sum of any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account.

	(16) Series Excess Servicing. An amount equal to any remaining Series Finance Charge Collections and any remaining Series Additional Allocable Amounts (together, "Series Excess Servicing") shall be withdrawn from the Series Collections Account and deposited into the Group Finance Charge Collections Reallocation Account.

	(17) Third Party Credit Enhancement Drawing. If applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the amount on deposit in the Third Party Credit Enhancement
Account

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement shall be reduced by the amount of such deposit.

	(18) Payment of the Class A Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class A Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(19) Payment of the Class B Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class B Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(20) Payment of the Class C Modified Required Amount Shortfall from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  funds, if any, available to pay such Class C Modified Required
Amount Shortfall from funds initially allocated to any Subordinate
Series

shall be deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(21) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class A Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(22) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class B Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(23) Reimbursement of the Class C Cumulative Investor Charged-Off Amount from a Subordinate Series. If applicable, an amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B) funds, if any, available to pay such Class C Cumulative Investor Charged-Off Amount from funds initially allocated to any Subordinate Series shall be deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(24) Reallocations for the Class A Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class A Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (24)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(25) Reallocations for the Class B Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (25)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(26) Reallocations for the Class C Modified Required Amount Shortfall from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Modified Required Amount Shortfall and the denominator of which is the sum of the class modified required amount shortfalls for all classes not initially rated by the Rating
Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (26)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class modified required amount shortfall to be used in the denominator for each such other series shall be the class modified required amount shortfall for the most senior unrated class for such series for which the class modified required amount shortfall is greater than zero and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall shall be reduced by the amount of such deposit.

	(27) Reallocations for the Class A Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class A Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (27)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(28) Reallocations for the Class B Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class B Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes with the same alphabetical designation for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (28)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(29) Allocations from the Group Finance Charge Collections Reallocation Account for the payment of accrued Series Monthly Servicing Fees. An amount equal to the lesser of

		(A)  all accrued but unpaid Series Monthly Servicing Fees and

		(B)  the product of

			(x) a fraction the numerator of which is all accrued but unpaid Series Monthly Servicing Fees and the denominator of which is the sum of all accrued but unpaid monthly servicing fees for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (29)) and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series Supplements shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Distribution Account.

	(30) Reallocations for the Class C Cumulative Investor Charged-Off Amount from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the product of

			(x) a fraction the numerator of which is the Class C Cumulative Investor Charged-Off Amount and the denominator of which is the sum of the class cumulative investor charged-off amounts for all classes unrated by the Rating Agencies for all series in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (30)); provided, however, that if any other series (or multiple other series) shall have more than one unrated class, the class cumulative investor charged-off amount to be used in the denominator for each such other series shall be the class cumulative investor charged-off amount for the most senior unrated class for such series for which the class cumulative investor charged-off amount is greater than zero and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to any other series pursuant to a comparable clause for any class with the same alphabetical designation and after any withdrawals therefrom for the benefit of all classes designated by higher letters of the alphabet of such other series in the applicable Series
Supplements

shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited into the Series Principal Collections Account. The Class C Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit.

	(31) Reallocations for Swap Trust Payment Shortfalls or Class Coupon Floor Payment Shortfalls from the Group Finance Charge Collections Reallocation Account. An amount equal to the lesser of

		(A) the Swap Trust Payment Shortfall or the Class Coupon Floor Payment Shortfall, as applicable, and

		(B)  the product of

			(x) a fraction, the numerator of which is the Swap Trust Payment Shortfall or the Class Coupon Floor Payment
Shortfall, as applicable, and the denominator of which is the sum of the swap trust payment shortfalls and class coupon floor payment shortfalls for all series in the Group to which the Series established hereby belongs and

			(y) the amount on deposit in the Group Finance Charge Collections Reallocation Account before any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering swap trust payment shortfalls and class coupon floor payment shortfalls and after any withdrawals therefrom with respect to other series pursuant to a clause in the applicable Series Supplement for the purpose of covering any payment shortfall for such series intended to be of a higher priority than swap trust payment shortfalls and class coupon floor payment shortfalls shall be withdrawn from the Group Finance Charge Collections Reallocation Account and deposited in the Series Distribution Account.

	(32) Payment of the Class A Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B) the sum of the Class C Excess Funding Amount and Class C Principal Collections less Series Yield Collections allocable to the Class C Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(33) Payment of the Class A Modified Required Amount Shortfall from Class B Principal Collections. An amount equal to the lesser of

		(A)  the Class A Modified Required Amount Shortfall and

		(B) the sum of the Class B Excess Funding Amount and Class B Principal Collections less Series Yield Collections allocable to the Class B Investor Interest shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class A Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(34) Payment of the Class B Modified Required Amount Shortfall from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class B Modified Required Amount Shortfall and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The Class B Modified Required Amount Shortfall shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(35) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(36) Reallocation of the Class C Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged Off Amount would not, as a result exceed the Class C Initial Investor Interest.

	(37) Reimbursement of the Class A Cumulative Investor Charged-Off Amount from Class B Principal Collections. An amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class B Excess Funding Amounts and any remaining Class B Principal Collections less Series Yield
Collections allocable to the Class B Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class A Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class B Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(38) Reallocation of the Class B Investor Interest to reimburse the Class A Cumulative Investor Charged-Off Amount. The Class A Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class A Cumulative Investor Charged-Off Amount and

		(B)  the Class B Investor Interest

and the Class B Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class B Cumulative Investor Charged-Off Amount would not, as a result, exceed the Class B Initial Investor Interest.

	(39) Reimbursement of the Class B Cumulative Investor Charged-Off Amount from Class C Principal Collections. An amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B) the sum of any remaining Class C Excess Funding Amounts and any remaining Class C Principal Collections less Series Yield
Collections allocable to the Class C Investor Interest

shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account. The Class B Cumulative Investor Charged-Off Amount shall be reduced by the amount of such deposit, and the Class C Cumulative Investor Charged-Off Amount shall be increased by the amount of such deposit.

	(40) Reallocation of the Class C Investor Interest to reimburse the Class B Cumulative Investor Charged-Off Amount. The Class B Cumulative Investor Charged-Off Amount shall be reduced by an amount equal to the lesser of

		(A)  the Class B Cumulative Investor Charged-Off Amount and

		(B)  the Class C Investor Interest

and the Class C Cumulative Investor Charged-Off Amount shall be increased by such amount; provided, however, that the Class C Cumulative Investor Charged Off Amount would not, as a result exceed the Class C Initial Investor Interest.

	(41) Reinstatement of Class C Investor Interest from the Third Party Credit Enhancement Account. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

		(A)  the Class C Cumulative Investor Charged-Off Amount and

		(B)  the Third Party Credit Enhancement Amount

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Principal Collections Account by the Third Party Credit Enhancement Provider. The Class C Cumulative Investor Charged-Off Amount and the Third Party Credit Enhancement Amount shall both be reduced by the amount of such deposit.

	(42) Special Third Party Credit Enhancement Drawing. On the Distribution Date in which the Class A Invested Amount and Class B Invested Amounts have been reduced to zero, if applicable, an amount equal to the lesser of

		(A)  the Class C Modified Required Amount Shortfall and

		(B)  the amount on deposit in the Third Party Credit Enhancement
Account

shall be withdrawn from the Third Party Credit Enhancement Account and deposited into the Series Distribution Account. The Class C Modified Required Amount Shortfall and the Third Party Credit Enhancement Amount shall be reduced by the amount of such deposit.

	(43) Allocations of remaining amounts from the Group Finance Charge Collections Reallocation Account to the Seller. An amount equal to all remaining amounts on deposit in the Group Finance Charge Collections Reallocation Account, after all other allocations from such Account pursuant to the Series Supplements for any series in the Group to which the Series established hereby belongs, shall be withdrawn from the Group Finance Charge Collections Reallocation Account and paid to the Seller.

	(44) Allocations from the Excess Funding Account (General) to the Series Principal Collections Account. An amount equal to the product of

		(A) a fraction the numerator of which is the Class A Investor Interest and the denominator of which is the sum of (x) the Class A investor interests plus (y) for each Series issued prior to Series
2000-2 for which Class B was not a Seller Retained Class, the Class
B investor interests for all outstanding series in rapid amortization (after giving effect to provisions in the applicable
Series Supplements substantially similar to the clauses preceding this clause (44)) and

		(B) the amount on deposit in the Excess Funding Account (General) before any withdrawals therefrom with respect to any other series pursuant to a comparable clause in the applicable Series
Supplements

shall be withdrawn from the Excess Funding Account (General) and deposited into the Series Principal Collections Account.

	(45) Allocations of Series Principal Collections. An amount equal to the remaining amount on deposit in the Series Collections Account shall be withdrawn from the Series Collections Account and deposited into the Series Principal Collections Account.

	(46) Class A Rapid Amortization Amount. An amount equal to the lesser of

		(A)  the Class A Rapid Amortization Amount and

		(B)  amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Distribution Account. The amount by which the Class A Rapid Amortization Amount exceeds such deposit shall be the "Class A Rapid Amortization Amount Shortfall."

	(47) Class B Rapid Amortization Amount. On each Distribution Date on or after the Distribution Date on which the Class A Invested Amount is paid in full, an amount equal to the lesser of

		(A)  the Class B Rapid Amortization Amount and

		(B)  amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Series Distribution Account. The amount by which the Class B Rapid Amortization Amount exceeds such deposit shall be the "Class B Rapid Amortization Amount Shortfall."

	(48) Class C Rapid Amortization Amount. On each Distribution Date on or after the Distribution Date on which the Class A and Class B Invested Amounts are paid in full, an amount equal to the lesser of

		(A)  the Class C Rapid Amortization Amount and

		(B)  amounts on deposit in the Series Collections Account

shall be withdrawn from the Series Collections Account and deposited into the Series Distribution Account. The amount by which the Class C Rapid Amortization Amount exceeds such deposit shall be the "Class C Rapid Amortization Amount Shortfall."

	(49) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class A Rapid Amortization Amount Shortfall. An amount equal to the lesser of

		(A)  the Class A Rapid Amortization Amount Shortfall and

		(B)  the product of

			(x)  a fraction the numerator of which is the Class A Rapid
Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all
series in rapid amortization in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (49)) and

			(y)  the amount on deposit in the Group Principal Collections
Reallocation Account after all withdrawals therefrom with
respect to any other Series in their controlled accumulation periods or controlled amortization period and before any
withdrawals therefrom with respect to any other series in
their rapid amortization periods pursuant to a comparable
clause in the applicable Series Supplements

shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Distribution Account. The Class A Rapid Amortization Amount Shortfall will be reduced by the amount of such deposit.

	(50) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class B Rapid Amortization Amount Shortfall. An amount equal to the lesser of

		(A)  the Class B Rapid Amortization Amount Shortfall and

		(B)  the product of

			(x)  a fraction the numerator of which is the Class B Rapid
Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all
series in rapid amortization in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (50)) and

			(y)  the amount on deposit in the Group Principal Collections
Reallocation Account after all withdrawals therefrom with
respect to any other Series in their controlled accumulation periods or controlled amortization period and before any
withdrawals therefrom with respect to any other series in
their rapid amortization periods pursuant to a comparable
clause in the applicable Series Supplements

shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Distribution Account. The Class B Rapid Amortization Amount Shortfall will be reduced by the amount of such deposit.

	(51) Allocations from the Group Principal Collections Reallocation Account for the payment of the Class C Rapid Amortization Amount Shortfall. An amount equal to the lesser of

		(A)  the Class C Rapid Amortization Amount Shortfall and

		(B)  the product of

			(x)  a fraction the numerator of which is the Class C Rapid
Amortization Amount Shortfall and the denominator of which is the sum of the class rapid amortization amount shortfalls for all classes with the same alphabetical designation for all
series in rapid amortization in the Group to which the Series established hereby belongs (after giving effect to provisions in the applicable Series Supplements substantially similar to the clauses preceding this clause (51)); provided, however,
that if any other series (or multiple other series) shall
have more than one unrated class, the class rapid
amortization amount shortfall to be used in the denominator
for each such other series shall be the class rapid
amortization amount shortfall for the most senior unrated
class for such series for which the class rapid amortization shortfall is greater than zero and

			(y)  the amount on deposit in the Group Principal Collections
Reallocation Account after all withdrawals therefrom with
respect to any other Series in their controlled accumulation periods or controlled amortization period and before any
withdrawals therefrom with respect to any other series in
their rapid amortization periods pursuant to a comparable
clause in the applicable Series Supplements

shall be withdrawn from the Group Principal Collections Reallocation Account and deposited in the Series Distribution Account. The Class C Rapid Amortization Amount Shortfall will be reduced by the amount of such deposit.

	(52) Allocations of remaining Series Principal Collections. An amount equal to all remaining amounts on deposit in the Series Principal Collections Account shall be withdrawn from the Series Principal Collections Account and deposited into the Group Principal Collections Reallocation Account.

	(53) Additional Payment to Seller. An amount equal to all remaining amounts on deposit in the Collections Account, after all other withdrawals from such Account for any payment of any Class Controlled Amortization Amount or any Class Controlled Accumulation Amount for any Class of any Series in its Controlled Accumulation Period or Controlled Amortization Period, as applicable, shall be withdrawn from the Collections Account and paid to the Seller.

	(54)  Payment to the Seller.  An amount equal to the lesser of

		(A) the positive difference, if any, between the amount of the Seller Interest (determined as described below) and the Minimum
Seller Interest and

		(B) the product of (i) any remaining amounts on deposit in the Group Principal Collections Reallocation Account and (ii) a fraction the numerator of which is the remaining amounts on deposit in the Group Principal Collections Reallocation Account and the denominator of which is the sum of the remaining amounts on deposit in all group principal collections reallocation accounts (including the Group Principal Collections Reallocation Account for the Group to which the Series established hereby belongs)

shall be withdrawn from the Group Principal Collections Reallocation Account and paid to the Seller. If after such payment, amounts remain on deposit in the Group Principal Collections Reallocation Account, such amounts shall be deposited into the Excess Funding Account (General). For purposes of this provision, the Seller Interest shall be deemed to include (i) all amounts on deposit in all Group Principal Collections Reallocation Accounts after giving effect to clause (52) and all provisions similar to clause (52) in other Series Supplements, and (ii) all amounts deposited into the Excess Funding Account (SRC) and the Excess Funding Account (General) on such Distribution Date pursuant to the provisions of any other Series Supplements. This provision shall be applied before similar provisions for any previously issued Series.

SECTION 9.	Payments" .

	(a) Payments to the Investor Certificateholders. On each Distribution Date, after giving effect to deposits and allocations made pursuant to
Section 8, the Servicer shall direct the Trustee to make the following additional deposits and withdrawals and to cause the Paying Agent to pay funds from the applicable Investor Account to or for the benefit of each Class of Investor Certificateholders as set forth below

	(1) Deposits of the Class A Modified Required Amount into the Series Interest Funding Account. An amount equal to the lesser of


		(A)  the Class A Modified Required Amount and

		(B) the amount deposited in respect of the Class A Modified Required Amount into the Series Distribution Account on such
Distribution Date pursuant to Section 8

shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The positive difference, if any, between the Class A Modified Required Amount and the amount of such deposit shall be the "Class A Monthly Deficiency Amount."

	(2) Deposits of the Class B Modified Required Amount into the Series Interest Funding Account. An amount equal to the lesser of

		(A)  the Class B Modified Required Amount and

		(B) the amount deposited in respect of the Class B Modified Required Amount into the Series Distribution Account on such
Distribution Date pursuant to Section 8

shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The positive difference, if any, between the Class B Modified Required Amount and the amount of such deposit shall be the "Class B Monthly Deficiency Amount."

	(3) Deposits of the Swap Trust Payments. An amount equal to the lesser of

		(A) the sum of the Swap Trust Payments or Class Coupon Floor Payments, as applicable, and

		(B) the amount deposited in respect of the Interest Rate Swaps or Class Coupon Floors, as applicable, into the Series Distribution
Account on such Distribution Date pursuant to Section 8

shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account.

	(4) Deposits of the Class C Modified Required Amount into the Series Interest Funding Account. An amount equal to the lesser of

		(A)  the Class C Modified Required Amount and

		(B) the amount deposited in respect of the Class C Modified Required Amount into the Series Distribution Account on such
Distribution Date pursuant to Section 8

shall be withdrawn from the Series Distribution Account and deposited into the Series Interest Funding Account. The positive difference, if any, between the Class C Modified Required Amount and the amount of such deposit shall be the "Class C Monthly Deficiency Amount."

	(5) Payment of Series Interest. On each Interest Payment Date and Special Payment Date, the Servicer shall direct the Trustee to withdraw and cause the Paying Agent to pay the amount deposited into the Series Interest Funding Account with respect to each Class or Subclass since the preceding Interest Payment Date to the Investor Certificateholders of such Class or Subclass in accordance with Section 5.01 of the Pooling and Servicing Agreement.

	(6) Swap Trust Payments. On each Interest Payment Date and each Special Payment Date, the Servicer shall direct the Trustee to withdraw all amounts on deposit in the Series Interest Funding Account with respect to the Interest
Rate Swaps and to pay such amounts to each Counterparty in accordance with the amount of the Swap Trust Payment payable to each Counterparty; provided, however, that if the amount on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps is less than the sum of the Swap Trust Payments on such Distribution Date, the Servicer shall direct the Trustee to pay each Counterparty an amount equal to the product of such amount on deposit in the Series Interest Funding Account with respect to the Interest Rate Swaps and a fraction the numerator of which is the Swap Trust Payment due to such Counterparty and the denominator of which is the sum of the Swap Trust Payments due on such Distribution Date.

	(7) Payment of the Class A Early Termination Premium or Class A Early Termination Premium Shortfall, as applicable. If applicable, an amount equal to the lesser of

		(A) the Class A Early Termination Premium or the Class A Early Termination Premium Shortfall, as applicable, and

		(B) the amount on deposit in respect of the Class A Early Termination Premium or the Class A Early Termination Premium
Shortfall, as applicable, on such Distribution Date pursuant to
Section 8

shall be withdrawn from the Series Distribution Account and paid to the Class A Investor Certificateholders.

	(8) Payment of the Class B Early Termination Premium or Class B Early Termination Premium Shortfall, as applicable. If applicable, an amount equal to the lesser of

		(A) the Class B Early Termination Premium or the Class B Early Termination Premium Shortfall, as applicable, and

		(B) the amount on deposit in respect of the Class B Early Termination Premium or the Class B Early Termination Premium
Shortfall, as applicable, on such Distribution Date pursuant to
Section 8

shall be withdrawn from the Series Distribution Account and paid to the Class B Investor Certificateholders.

	(9) Payment of Series Monthly Servicing Fee. An amount equal to the lesser of

		(A) the sum of the Series Monthly Servicing Fee and all accrued but unpaid Series Monthly Servicing Fees as of the prior
Distribution Date and

		(B) the amount on deposit in respect of the Series Monthly Servicing Fee in the Series Distribution Account on such
Distribution Date pursuant to Section 8

shall be withdrawn from the Series Distribution Account and paid to the Servicer.

	(10) Payment of the Series Monthly Servicing Fee Additional Funds Portion and the Series Monthly Servicing Fee Additional Funds Portion Shortfall, if applicable. If applicable, an amount equal to the lesser of

		(A) the sum of the Series Monthly Servicing Fee Additional Funds Portion and the Series Monthly Servicing Fee Additional Funds
Portion Shortfall, if applicable, and

		(B) the amount on deposit in respect of the Series Monthly Servicing Fee Additional Funds Portion and the Series Monthly
Servicing Fee Additional Funds Portion Shortfall, if applicable, in the Series Distribution Account on such Distribution Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to the Servicer.

	(11) Payment of the Third Party Credit Enhancement Fee. An amount equal to the lesser of

		(A)  the Third Party Credit Enhancement Fee and

		(B) the amount on deposit in respect of the Third Party Enhancement Fee in the Series Distribution Account on such
Distribution Date pursuant to Section 8

shall be withdrawn from the Series Distribution Account and paid to the Trustee as administrator of the Third Party Credit Enhancement for application in accordance with the provisions of the Third Party Credit Enhancement Agreement.

	(12) Payment of the Series Pre-Funding Amount, if applicable. An amount equal to the amount on deposit in respect of the Series Pre-Funding Amount in the Series Distribution Account pursuant to Section 8 shall be withdrawn from the Series Distribution Account and paid to each Class, seriatim, in accordance with the following calculation: an amount equal to the product of (i) a fraction the numerator of which is the Class Investor Interest and the denominator of which is the Series Investor Interest and (ii) such amount on deposit.

	(13)  Payment of Series Principal.

		(A) On each Principal Payment Date, an amount equal to the lesser of

			(x) the Class Controlled Amortization Amount for such Principal Payment Date, and

			(y) the remaining amount on deposit in the Series Distribution Account on such Distribution Date pursuant to
Section 8

shall be withdrawn from the Series Distribution Account and shall be paid to each outstanding Class of Investor Certificateholders, seriatim, beginning with the most senior Class, pursuant to Section 5.01 of the Pooling and Servicing Agreement.

		(B)  On each Principal Payment Date, an amount equal to the lesser of
			(x)  the Class C Permitted Controlled Amortization Amount for
such Principal Payment Date, and

			(y) the remaining amount on deposit in the Series Distribution Account on such Distribution Date pursuant to
Section 8
shall be withdrawn from the Series Distribution Account and shall be paid to the Class C Investor Certificateholders.

		(C)  On each Special Payment Date, an amount equal to the remaining amount on deposit in the Series Distribution Account or the Series Principal
Funding Account, as applicable, as of such Date pursuant to Section 8 shall be withdrawn from the Series Distribution Account or the Series Principal Funding
Account, as applicable, and shall be paid to the Investor Certificateholders pursuant to Section 5.01 of the Pooling and Servicing Agreement.

		(D) On each Class Expected Final Payment Date, an amount equal to the lesser of

			(x)  the Class Invested Amount and

			(y)  the amount deposited into the Series Principal Funding
Account on such Distribution Date pursuant to Section 8

shall be withdrawn from the Series Principal Funding Account and shall be paid to the Investor Certificateholders pursuant to Section 5.01 of the Pooling and Servicing Agreement.

All amounts set forth in subsections (A), (C) and (D) above shall be paid to the Class A Investor Certificateholders until the Class A Invested Amount is reduced to zero; thereafter, such amounts shall be paid to the Class B Investor Certificateholders until the Class B Invested Amount is reduced to zero; thereafter, such amounts shall be paid to the Class C Investor Certificateholders until the Class C Invested Amount is reduced to zero, unless the Series Termination Date occurs prior to such date. In no event shall any amounts be paid with respect to any Class of Investor Certificates pursuant to this clause (13) in excess of the Class Invested Amount for such Class. Any amounts remaining on deposit in any of the Investor Accounts established for this Series after the Class Invested Amount for each Class has been reduced to zero shall be paid to the Seller.

	(b) Payments to the Seller and/or the Servicer. Notwithstanding the other provisions in Section 8 and this Section 9, any amounts payable to the Seller or to the Servicer on any Distribution Date pursuant to Section 8 and this Section 9 may be paid prior to such Distribution Date pursuant to Section 4.03(d) of the Pooling and Servicing Agreement.

SECTION 10.	Third Party Credit Enhancement" .

	(a) Initial Third Party Credit Enhancement. If applicable, the Servicer hereby represents with respect to the Initial Third Party Credit Enhancement and shall be deemed to represent with respect to any successor Third Party
Credit Enhancement that (i) the Servicer has provided for the Third Party
Credit Enhancement for the account of the Trustee and for the benefit of the Certificateholders, (ii) the Servicer has entered into a Third Party Credit Enhancement Agreement, (iii) the Third Party Credit Enhancement permits the Trustee or the Servicer, acting as the Trustee's attorney-in-fact or otherwise, to make Third Party Credit Enhancement Drawings from time to time in an amount up to the Total Available Third Party Credit Enhancement Amount at such time, for the purposes set forth in this Agreement and (iv) the Third Party Credit Enhancement and the respective Third Party Credit Enhancement Agreement may be terminated by the Trustee without penalty if the Servicer elects to obtain a successor Third Party Credit Enhancement and such election does not cause a Ratings Event.

	(b)  Successor Third Party Credit Enhancement.

		(i)	If the provider of the Third Party Credit Enhancement ceases to be a Qualified Third Party Credit Enhancement Provider, the Servicer
shall exercise its best efforts to obtain a successor Third Party Credit
Enhancement (a) which will be issued by a Qualified Third Party Credit
Enhancement Provider and (b) with respect to which the representations set forth in Section 10(a) will be satisfied; provided, however, that the
Servicer shall not be required to continue efforts to obtain a successor
Third Party Credit Enhancement if the then existing Third Party Credit
Enhancement Provider again becomes a Qualified Third Party Credit
Enhancement Provider and remains such; and provided, further, that unless otherwise agreed to by the Rating Agencies, the Third Party Credit
Enhancement and Third Party Credit Enhancement Agreement will not be terminated and no successor Third Party Credit Enhancement Provider shall be selected if the successor Third Party Credit Enhancement, the successor Third Party Credit Enhancement Agreement, or the selection of such successor Third Party Credit Enhancement Provider would cause a
Ratings Event.  The Servicer, the Trustee and the Seller shall promptly enter into any such successor Third Party Credit Enhancement Agreement, and the Servicer shall use its best efforts to secure the signature of any other required party to such agreement.

		(ii)	The Servicer may elect, at any time, to obtain a successor
Third Party Credit Enhancement, provided that such successor Third Party
Credit Enhancement does not cause a Ratings Event.

		(iii)	In any case, subject to the foregoing, any successor Third
Party Credit Enhancement obtained by the Servicer need not consist of the same type of Third Party Credit Enhancement as the Initial Third Party
Credit Enhancement, but may consist of a different type of facility, including, but not limited to, a reserve account, a cash collateral account, an irrevocable standby letter of credit, a surety bond or a combination of any of the above. Upon issuance of, or other provision for, any such successor Third Party Credit Enhancement, the Trustee may terminate the prior Third Party Credit Enhancement and the Third Party
Credit Enhancement Agreement.

SECTION 11.	Calculation of Investor Losses" .

	(a) For each Distribution Date, the Servicer shall calculate the Class Investor Charged-Off Amount with respect to each Class, as of the end of the related Due Period.

	(b) On each Distribution Date, after giving effect to all allocations and deposits pursuant to Section 8, the Investor Charge-Off Loss shall equal the Class Cumulative Investor Charged-Off Amount with respect to any Class as of such Distribution Date.

SECTION 12.	Servicing Compensation" .  As compensation for its servicing activities hereunder and under the Pooling and Servicing Agreement and reimbursement of its expenses as set forth in Section 3.02 of the Pooling and Servicing Agreement, the Servicer shall be entitled to receive a monthly servicing fee with respect to the Series established hereby in respect of any Due Period (or portion thereof) prior to the earlier of (i) the date on which the Series Investor Interest is reduced to zero or (ii) the Series Termination Date. The Series Monthly Servicing Fee and the Series Monthly Servicing Fee Additional Funds Portion, if any, shall be paid to the Servicer on or before each Distribution Date pursuant to Section 8.

SECTION 13.	Class Coupon Cap Agreement and Class Coupon Floor Agreement" .

	(a) The Servicer may obtain Class Coupon Cap Agreements in favor of the Trustee for the benefit of each Class or Subclass that does not have a fixed Certificate Rate or Embedded Coupon Cap. If applicable, each such Class Coupon Cap Agreement shall provide that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive payments (determined in accordance with such Class Coupon Cap Agreement) from the Coupon Cap Provider on an Interest Payment Date if LIBOR or the Commercial Paper Rate (or such other index as determined by the Servicer, a "Substitute Index"), as applicable, for the related Calculation Period exceeds the Class Coupon Cap for the applicable Class or Subclass. Any Class Coupon Cap Payment shall be made in accordance with Sections 8 and 9.

	(b) The Servicer may cause the Trust to sell Class Coupon Floor Agreements concurrently with its acquisition of Class Coupon Cap Agreements and shall apply the proceeds of such sale to the acquisition of such Class Coupon Cap Agreements. The Class Coupon Floor Agreements will require the Trust to make payments to the Coupon Floor Purchaser on an Interest Payment Date if LIBOR, the Commercial Paper Rate or a Substitute Index, as applicable, for the related Calculation Period is less than the Class Coupon Floor for the applicable Class or Subclass. Any Class Coupon Floor Payment shall be made in accordance with Sections 8 and 9.

(c) The Trustee hereby appoints the Servicer to perform the duties of the calculation agent under the Class Coupon Cap Agreement and the Class Coupon Floor Agreement and the Servicer accepts such appointment.
(d) The Servicer may at any time direct the Trustee to terminate any Class Coupon Cap Agreement if such termination is permitted at such time under the terms of the applicable Class Coupon Cap Agreement. Any proceeds of such termination or sale shall, at the Servicer's election, either be (i) used to obtain a replacement Class Coupon Cap Agreement or (ii) applied as a Class Coupon Cap Payment in accordance with Section 8.

SECTION 14.	Interest Rate Swaps" .  The Servicer may obtain Interest Rate Swaps in a form approved by the Servicer to be entered into by the Trustee not in its personal capacity but solely for the benefit of the Investor Certificateholders;
provided that the sum of the Swap Notional Amounts for such Interest Rate Swaps shall not exceed the Class A and Class B Invested Amount for this Series and the
Swap Rate shall not exceed the maximum Swap Rate set forth in the Series Term
Sheet.  Pursuant to the terms of the Interest Rate Swap, the Trustee is to receive payment from the Swap Counterparty prior to 10:00 a.m. Chicago time on any Distribution Date of the amount of any Swap Counterparty Payment to be paid by the Swap Counterparty on such Distribution Date.  If the Trustee does not receive such payment by 10:00 a.m. Chicago time on such Distribution Date, the
Trustee shall attempt to determine from the Swap Counterparty the reasons therefore and whether such payment is to be made by the Swap Counterparty on such Distribution Date.  If the Interest Rate Swap has not been terminated and the Trustee has not received any Swap Counterparty Payment due on the related
Distribution Date prior to 4:00 p.m. Chicago time on such Distribution Date, (i)
the Trustee shall notify the Servicer of such fact prior to 4:15 p.m. Chicago time on such Distribution Date, and (ii) the Trustee shall revise the Investors
Monthly Certificateholders Statement required by Section 15 hereof to reflect that the Swap Counterparty Payment was not received by the Trustee for such
Distribution Date.

SECTION 15.	Investor Certificateholders' Monthly Statement" .  On each
Distribution Date, the Paying Agent shall forward to each Certificateholder of the Series established hereby a statement substantially in the form of Exhibit B prepared by the Trustee (based on information provided by the Servicer) setting forth the information listed thereon.

SECTION 16.	Monthly Servicer Certificate."   On or before the second Business
Day preceding each Distribution Date, the Servicer shall forward to the Seller, the Trustee and the Paying Agent a certificate of a Servicing Officer substantially in the form of Exhibit C setting forth the information listed thereon.

SECTION 17.	Additional Rapid Amortization Events" .  If any one of the
following events shall occur:

	(a)	failure on the part of the Seller (i) to make any payment or deposit required by the terms of this Agreement or the Pooling and Servicing Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made or (ii) duly to observe or perform in any material respect any other material covenants or agreements of the Seller set forth in this Agreement or the Pooling and Servicing Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Investor Certificateholders evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class of any Series materially adversely affected thereby;

	(b)	any representation or warranty made by the Seller in this Agreement or the Pooling and Servicing Agreement or any information contained in Schedule
1 of the Pooling and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which representation, warranty or Schedule 1 continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the
Trustee, or to the Seller and the Trustee by the Holders of Investor
Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the Class Invested Amount of any Class of any Series materially adversely affected thereby;

	(c)	the Seller shall become unable for any reason to transfer
Receivables to the Trust in accordance with the provisions of the Pooling and Servicing Agreement and such inability shall continue for five Business Days;

	(d)	any Servicer Termination Event shall occur that would have a material adverse effect on the Investor Certificateholders;

	(e)	the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

	(f)	the amount of Principal Receivables in the Trust at the end of any
Due Period shall be less than the Minimum Principal Receivables Balance and the Seller shall have failed to assign Principal Receivables in Additional Accounts or Participation Interests to the Trust on behalf of the Seller in at least the amount of such deficiency by the Distribution Date related to the second subsequent Due Period (for purposes of this clause (f) the amount of Principal Receivables in Additional Accounts shall be determined as of the last day of the Due Period preceding the assignment of such Principal Receivables to the Trust); or

	(g) there shall have been three Distribution Dates on which the Net Yield is less than the Base Rate since the later of the Series Closing Date or the last Distribution Date on which the Investor Loss for each Class of the Series equaled zero;

then

		(x)	in the case of any event described in subparagraphs (a), (b)
or (d) after any applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Investors Certificates evidencing
Fractional Undivided Interests aggregating not less than 51% of the Series
Investor Interest by notice then given in writing to the Seller and the
Servicer (and to the Trustee if given by the Investor Certificateholders) may declare that an amortization event (a "Rapid Amortization Event") has occurred with respect to the Series established hereby as of the date of such notice;

		(y)	in the case of any event described in subparagraph (c), (e)
or (f), a Rapid Amortization Event shall occur with respect to all Series of
Investor Certificates, immediately upon the occurrence of such event; and

		(z)	in the case of any event described in subparagraph (g), a
Rapid Amortization Event shall occur with respect to the Investor Certificates of the Series established hereby, immediately upon the occurrence of such event.

SECTION 18.	Purchase of Investor Certificates and Series Termination" .  If the
Servicer determines that, as of any Distribution Date during the Rapid
Amortization Period, or after the Class B Expected Final Payment Date (after giving effect to any allocations or deposits calculated pursuant to Section 8 made on such Distribution Date) the Series Investor Interest less (i) the Class
Investor Interest with respect to any Seller-Owned Class and (ii) the
Supplemental Cash allocable to the Class A Investor Interest or Class B Investor
Interest of the Series established hereby, will be less than or equal to 10% of the Series Initial Investor Interest minus the Class Initial Investor Interest with respect to any Class that was a Seller-Owned Class on the Series Closing
Date, the Seller may purchase and cancel the Investor Certificates of the Series established hereby by depositing into the Series Distribution Account, on such
Distribution Date, an amount equal to the Series Investor Interest (plus all accrued but unpaid Certificate Interest and all funds on deposit in the Series
Principal Funding Account) as of the last day of the Due Period related to such immediately succeeding Distribution Date; provided, however, that the Seller may not purchase and cancel any Investor Certificates representing a Seller-Owned
Class (except as otherwise provided in Section 8) until all Classes of Investor
Certificates senior to such Seller-Owned Class have been purchased and cancelled.  The amount deposited pursuant to this Section 18 that is allocable to the Investor Certificateholders shall be paid to the Investor
Certificateholders pursuant to Section 12.02 of the Pooling and Servicing
Agreement on the Distribution Date related to such deposit.  All Investor
Certificates of the Series established hereby that are purchased by the Seller pursuant to this Section 18 shall be delivered upon such purchase by the Seller to, and shall be cancelled by, the Transfer Agent and shall be disposed of in a manner satisfactory to the Trustee and the Seller.

SECTION 19.	Variable Accumulation Period" .

(a)  If the Series Term Sheet for the Series established hereby so provides, the Servicer may elect, by written notice to the Trustee, the Seller, the Rating Agencies and the Third Party Credit Enhancement Provider, to delay the commencement of the Controlled Accumulation Period and, if applicable, to delay or accelerate the accumulation of Class B principal, and extend the length of the Revolving Period, subject to the conditions set forth in this
Section 19; provided, however, that the Controlled Accumulation Period shall commence no later than the first day of the Due Period related to the Class A Expected Final Payment Date; and provided, further, that the accumulation of Class B principal shall not commence more than three Distribution Dates prior to the Class B Expected Final Payment Date unless Standard & Poor's has confirmed in writing that it will not lower or withdraw its rating on any Class of any Series then outstanding as a result of such accumulation. Any such election by the Servicer shall be made no later than the last day of the last scheduled Due Period of the Revolving Period (including any prior extension of the Revolving Period pursuant to this Section 19); provided, however, that the Servicer may elect to accelerate accumulation of Class B principal at any time, so long as such election is made no later than the last day of the Due Period related to the first Distribution Date on which a Class B principal deposit will be made. The Servicer may make such election only if the following conditions are satisfied: (i) the Servicer shall have delivered to the Trustee a certificate to the effect that the Servicer reasonably believes that the delay in the commencement of the Controlled Accumulation Period and, if applicable, the delay or acceleration of the accumulation of Class B principal, would not result in the Class Invested Amount with respect to any Class of the Series established hereby not being paid in full on the relevant Class Expected Final Payment Date, a copy of which will have been provided to the Rating Agencies; (ii) the amount to be deposited in the Series Principal Funding Account in respect of the Class Controlled Accumulation Amount for each Class on each Distribution Date shall have been specified; and (iii) the sum of the Class Controlled Accumulation Amounts so specified for each Class for each Distribution Date occurring on or prior to the applicable Class Expected Final Payment Date shall equal the applicable Class Initial Investor Interest.
(b)  If, on or prior to the date on which the Servicer elects to delay the commencement of the Controlled Accumulation Period and, if applicable, the accumulation of Class B principal, SRFG has entered into a commitment to sell a new Series to one or more third parties, the Servicer may consider the issuance of such new Series and the availability of proceeds therefrom in delivering the certificate required pursuant to subsection (a)(i) above; provided, however, that the Servicer shall only consider such commitment in delivering such certificate if the following conditions are satisfied:
(i)	the Servicer has no reason to believe that the conditions to issue a new Series set forth in Section 6.07 will not be able to be satisfied at the time such new Series is scheduled to be sold pursuant to the commitment;
(ii)	each of the Rating Agencies has confirmed in writing that it will not lower or withdraw its ratings of any Class of Investor
Certificates of the Series established hereby if the Servicer relies on such commitment to issue such certificate;
(iii)	the commitment requires the applicable third parties to
purchase the new Series, or the applicable Investor Certificates thereof, no later than the Class A Expected Final Payment Date, subject to reasonable closing conditions; and
(iv)	the Seller has agreed in writing to deposit a specified
amount of proceeds from such sale into the Series Principal Funding
Account for the Series established hereby on the date such proceeds are received.
(c) If the Servicer has elected to delay the commencement of the Controlled Accumulation Period, or, if applicable, to delay or accelerate the accumulation of Class B principal, the Seller shall not be permitted to require reassignment to it of Receivables from the Trust pursuant to Section 2.09 of the Pooling and Servicing Agreement or to terminate any commitment relied on by the Servicer pursuant to subsection (b) above unless the Servicer shall have delivered to the Trustee a certificate to the effect that the Servicer reasonably believes that the reassignment of the Receivables or termination of such commitment would not result in the Class Invested Amount with respect to any Class of the Series established hereby not being paid in full on the relevant Class Expected Final Payment Date.

SECTION 20.	Series Yield Factor" .  The Series Yield Factor for the Series
established hereby initially shall be the Series Yield Factor set forth in the Series Term Sheet. The Servicer may change the Series Yield Factor upon 20 days prior written notice to the Trustee, the Seller, the Third Party Credit Enhancement Provider and the Rating Agencies, provided that the following conditions are satisfied: (i) the Series Yield Factor may not be reduced below the initial Series Yield Factor; (ii) the Servicer shall have delivered to the Trustee a certificate to the effect that the Servicer reasonably believes that the change in the Series Yield Factor would not (x) result in any delay in the payment of principal to the Investor Certificateholders of any Series then outstanding, or (y) cause a Rapid Amortization Event to occur with respect to any Series then outstanding; and (iii) the Rating Agencies shall have advised the Servicer and the Seller that such change in the Series Yield Factor would not cause a Ratings Event. Any such change shall be effective as of the first day of the Due Period specified in the notice of the Servicer. Series Yield Collections, if any, shall be treated as a "Series Additional Allocable Amount."

SECTION 21.	Issuance of Additional Investor Certificates."

	(a)	During the Revolving Period, the Seller may, in its discretion and subject to the terms of subsection (b) below, request the Trustee to issue additional investor certificates of each Class (each such additional certificates, the "Additional Certificates") for the Series established hereby in an amount and on the date (the "Additional Certificate Date") determined by the Seller. Upon issuance, the Additional Certificates will be identical in all respects (except that the principal amount of such Additional Certificates may be different) to the Investor Certificates currently outstanding and will be equally and ratably entitled to the benefits of this Series Supplement and the Pooling and Servicing Agreement. The outstanding principal amounts of all Classes of the outstanding Series and the size of the Series Third Party Credit Enhancement, if any, shall be increased pro rata. The percentage of the Series Third Party Credit Enhancement for each outstanding Class of such Series shall not change upon the issuance of the Additional Certificates. The Class
Controlled Accumulation Amount or Class Controlled Amortization Amount, as applicable, for each Class of such Series shall be increased proportionally to reflect the additional amount of Class A, Class B and Class C Certificates for such Series represented by the Additional Certificates.

	(b)	Additional Certificates shall only be issued upon satisfaction of all of the following conditions:

		(i)	On or before the fifth Business Day immediately preceding the date on which the Additional Certificates are to be issued, the Seller shall give notice to the Trustee, the Servicer and the Rating Agencies of
such issuance and the date upon which it is to occur;

		(ii)	After giving effect to the addition of the Additional
Certificates to the Series, the total amount of Principal Receivables in the Trust shall be greater than or equal to the Minimum Principal
Receivables Balance;

		(iii)	The Seller shall have delivered evidence of the proportional increase in the Series Third Party Credit Enhancement to the Trustee and
the Rating Agencies;

		(iv)	On or before the Additional Certificate Date, the Trustee
shall have been advised in writing by the Rating Agencies that the issuance of the Additional Certificates will not cause a Ratings Event;

		(v)	The Seller shall have delivered to the Trustee an Officer's
Certificate dated as of the Additional Certificate Date, stating that the
Seller reasonably believes that the issuance of such Additional
Certificates will not have a material adverse effect on any outstanding
Class of the Series affected by such issuance;

		(vi)	As of the Additional Certificate Date, the amount of Investor
Loss for all Classes of such Series shall be zero; and

		(vii)	The Seller shall have delivered to the Trustee a Tax Opinion with respect to such issuance.

SECTION 22.	Sale or Transfer of Seller-Owned Classes."   On any date that is at
least two months prior to the start of the Controlled Accumulation Period or
Controlled Amortization Period, as applicable, the Seller may, in its discretion and subject to the terms of this Section 22, sell or transfer any Seller-Owned
Class of Investor Certificates (the "Purchased Class") of the Series established hereby (the "Seller-Owned Class Purchase Date"), and increase the Certificate
Rate for such Purchased Class in connection with such sale or transfer, upon satisfaction of the following conditions:

		(i)	On or before the fifth Business Day immediately preceding the
Seller-Owned Class Purchase Date, the Seller shall give notice to the
Trustee, the Servicer and the Rating Agencies of such sale or transfer, the Seller-Owned Class Purchase Date, and the increase in the Certificate
Rate for such Purchased Class, if any;

		(ii)	On or before the Seller-Owned Class Purchase Date, the
Trustee shall have been advised in writing by the Rating Agencies that the sale or transfer of the Purchased Class and the increase in the Certificate Rate for such Purchased Class, if any, will not cause a Ratings Event;

		(iii)	On or before the Seller-Owned Class Purchase Date, the Seller shall have delivered to the Trustee an Officer's Certificate dated as of the Seller-Owned Class Purchase Date, stating that the Seller reasonably believes that the sale of such Seller-Owned Class will not have a material adverse effect on any other outstanding Class of the Series;

		(iv)	As of the Seller-Owned Class Purchase Date, the amount of
Class Investor Loss for all Classes of this Series shall be zero;

		(v)	The Holders of the Purchased Class shall have agreed that
they shall not be entitled to principal payments with respect to such Purchased Class until the Class Investor Interest for all Classes senior to such Purchased Class have been reduced to zero;

		(vi)	No Rapid Amortization Event with respect to this Series shall have occurred; and

		(vii)	The Seller shall have delivered to the Trustee a Tax Opinion with respect to the Purchased Class.

Any such Seller-Owned Class sold pursuant to this Section 22 shall no longer be considered an Seller-Owned Class.

SECTION 23.	Paired Series."   If the Series Term Sheet for the Series
established hereby so provides, the Seller may issue a subsequent series of investor certificates (the "Paired Series") that is linked with the Series established hereby. Under certain circumstances, a Paired Series may affect the timing and amount of principal collections available for the Series established hereby.

	SECTION 24. Monthly Deposits. If at any time the short-term debt rating of Sears is reduced below A-1/P-1 by Standard & Poor's or Moody's, as applicable, or if at any time Sears is not the Servicer, the Servicer shall deposit, with respect to this Series, an amount into the Collections Account equal to the following:

(a)	On the third Business Day of each month an amount equal to the sum of the Class Modified Required Amounts for all Classes of this Series for the related Distribution Date; provided that for any date prior to the applicable LIBOR Determination Date, the Class
Modified Required Amount for each Class for the related
Distribution Date shall be deemed to be 120% of the Class Modified Required Amount for such Class for the immediately preceding
Distribution Date; and provided, further that the Servicer shall deposit on the LIBOR Determination Date the positive difference, if any, between the amount so deposited on the third Business Day of the month and the sum of the Class Modified Required Amounts for all Classes for this Series;

(b)	On the third Business Day of each month if such month is in the
Controlled Accumulation Period, the sum of the Class A Controlled
Accumulation Amount and the Class B Controlled Accumulation Amount for the related Distribution Date; and

(c)	On the third Business Day of each month if such month is in the
Rapid Amortization Period, an amount equal to the lesser of (i) the estimated Series Principal Collections that the Servicer reasonably expects to collect on behalf of the Trust during such month and (ii) the sum of the Class A Investor Interest and the Class B Investor Interest;

provided, however, that the Servicer shall only be required to deposit such amounts to the extent that it reasonably believes that it will collect an amount equal to such amounts on behalf of the Trust with respect to this Series during such month; provided, further, that the Servicer may require the Trustee to withdraw from the Collections Account and pay to it on the first day of the succeeding month, and the Trustee shall so withdraw and pay, any amount by which the amount so deposited exceeds the sum of Series Finance Charge Collections and Series Principal Collections actually collected by the Servicer on behalf of the Trust during such month; and provided, further, that the Servicer may, instead of depositing the amounts described on the dates specified above, or shall, if the Servicer expects to be unable to deposit amounts described above on the dates specified above, (x) deposit with respect to each Business Day of the month an amount equal to the sum of the Series Finance Charge Collections and Class C Principal Collections actually received on such Business Day, until the amount so deposited equals the amount in clause (a), and (y) if such month is during the Controlled Accumulation Period or the Rapid Amortization Period, deposit with respect to each Business Day of the month an amount equal to the sum of the Class A and Class B Principal Collections, plus Class C Principal Collections in excess of those deposited pursuant to clause (x), actually received on such Business Day, until the amount so deposited equals the amount in clause (b), if such Business Day is during the Controlled Accumulation Period, or until the amount so deposited equals the sum of the Class A Investor Interest and the Class B Investor Interest, if such Business Day is during the Rapid Amortization Period, in each case no later than two Business Days after the Date of Processing of such Collections.

In the event that on any day following the LIBOR Determination Date with respect to the Interest Accrual Period immediately preceding any Distribution Date, amounts deposited in the Collections Account with respect to clause (a) of this Section exceed the sum of the Class Modified Required Amounts for all Classes of this Series, then the Trustee shall, if so instructed in writing by the Servicer, withdraw the amount of such excess from the Collections Account and transfer it to the Servicer.

SECTION 25.	Ratification of Pooling and Servicing Agreement.  As supplemented and amended by this Series Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

SECTION 26.	Counterparts.  This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 27.	Book-Entry Certificates.  The Class C Investor Certificate shall not be issued as book-entry certificates pursuant to Section 6.02 of the Pooling and
Servicing Agreement unless (i) the Class C Certificate shall be sold or transferred pursuant to Section 22 and (ii) the Seller shall so elect.

	[SECTION 28. Issuances of New Series. The Seller will not, at any time prior to the ____________ Distribution Date, issue another series in Group One unless (a) the revolving period with respect to such series is scheduled to continue until at least the end of the Due Period ending in __________ or (b) the Seller shall have delivered to the Trustee an Officer's Certificate, dated the date of issuance of such series, to the effect that the Seller reasonably believes that the issuance of such series will not cause the final principal payment with respect to the Series ________ Class A Certificates to be made later than the ________ Distribution Date.] [INCLUDE IF SERIES HAS A 12-MONTH CONTROLLED AMORTIZATION PERIOD.]

SECTION 29.	Governing Law.  This Series Supplement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

	SECTION 30. Perfection Representations. The representations, warranties and covenants set forth in Schedule 1 attached hereto shall be a part of this Series Supplement for all purposes.





	                        EXHIBIT A-1

	                FORM OF CLASS A CERTIFICATE

	      [FORM OF THE FACE OF THE CLASS A CERTIFICATES]

	UNLESS THIS CLASS A CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO.    _________                                                 $_______

                                                        CUSIP NO. _______


      FLOATING RATE CLASS A  MASTER TRUST CERTIFICATE, SERIES _________
	                SEARS CREDIT ACCOUNT MASTER TRUST II

	                           SRFG, INC.
	                             SELLER

	                      SEARS, ROEBUCK AND CO.
	                            SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SRFG, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

	This certifies that CEDE & CO. (the "Class A Certificateholder") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to SRFG, Inc., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and Bank One, National Association (formerly The First National Bank of Chicago), as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

	This Class A Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of _____________ (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

	IN WITNESS WHEREOF, SRFG has caused this Class A Certificate to be duly executed and authenticated.



					SRFG, INC.


					 By:___________________________________________
					Name:
					Title:






               FORM OF THE REVERSE OF THE CLASS A CERTIFICATES]
                          [For a Bullet Structure]

	It is the intent of SRFG and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG and the Class A Certificateholder, by the acceptance of this Class A Certificate, agree to treat this Class A Certificate for federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

	To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound.

	This Class A Certificate is one of a series of Certificates entitled "Floating Rate Class A Master Trust Certificates, Series ______" (the "Class A Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series ______ or paid to the Class A Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class B Master Trust Certificates, Series ______" (the "Class B Certificates") and "Class C Master Trust Certificates, Series ______" (the "Class C Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

	The aggregate interest represented by the Class A Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class A Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class A Certificates and any interest thereon. The Class Initial Investor Interest of the Class A Certificates is $___________. The Class A Invested Amount on any Distribution Date will be an amount equal to the Class A Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such Distribution Date, (b) the aggregate amount of Investor Losses for such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments of funds on deposit for the benefit of such Class in the Series Principal Funding Account. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

	During the Revolving Period, which begins on the day following the Series Cut-Off Date, and during the Controlled Accumulation Period, Certificate
Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in _________, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to the Class A Certificateholders of record as of the last day of the month preceding the related Distribution Date. Principal on the Class A Certificates is scheduled to be paid in a single payment on the Distribution Date in _________ (the
"Class A Expected Final Payment Date"), but may be paid sooner or later and in installments if a Rapid Amortization Event occurs. During the Rapid
Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Servicer will be distributed to the Class A
Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the Rapid Amortization Period. In any event, the final payment of principal will be made no later than the first Business Day following the Distribution Date in _________ (the "Series Termination Date").

	The amount to be distributed on each Distribution Date to the holder of this Class A Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class A Initial Investor Interest evidenced by this Class A Certificate and the denominator of which is the Class A Initial Investor Interest and (b) the aggregate of all payments to be made to the Class A Certificateholders on such Distribution Date. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certificate) without the presentation or surrender of this Class A Certificate or the making of any notation thereon, except that with respect to Class A Certificates registered in the name of CEDE & CO., the nominee registrant for The Depository Trust Company, distributions will be made in the form of immediately available funds.

	This Class A Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class A Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

	The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided
Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating
Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by the Class A Certificateholder shall be conclusive and binding on such Class
A Certificateholder and upon all future Holders of this Class A Certificate and of any Class A Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class A Certificate.

	The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

	As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Fractional Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

	The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

	Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.





             [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

	This is one of the Class A Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.




                                    BANK ONE, NATIONAL ASSOCIATION
                                      as Trustee


                                    By:_________________________________
                                    Authorized Officer






                              EXHIBIT A-2

                      FORM OF CLASS B CERTIFICATE

           [FORM OF THE FACE OF THE CLASS B CERTIFICATES]

	UNLESS THIS CLASS B CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

	THIS CLASS B CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

	THIS CLASS B CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND TO THE RIGHTS OF THE SERVICER AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

	THIS CLASS B CERTIFICATE MAY NOT BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE CONVEYED WITHOUT SATISFACTION OF CERTAIN CONDITIONS SET FORTH IN THE SERIES SUPPLEMENT REFERRED TO HEREIN.

NO.    _______                                                      $_______

                                                           CUSIP NO. _______


         FLOATING RATE CLASS B MASTER TRUST CERTIFICATE, SERIES ______
                    SEARS CREDIT ACCOUNT MASTER TRUST II

                               SRFG, INC.
                                 SELLER

                          SEARS, ROEBUCK AND CO.
                                SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SRFG, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

	This certifies that CEDE & CO. (the "Class B Certificateholder") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to SRFG, Inc., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and Bank One, National Association (formerly The First National Bank of Chicago), as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

	This Class B Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of _____________ (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

	IN WITNESS WHEREOF, SRFG has caused this Class B Certificate to be duly executed and authenticated.


					SRFG, INC.


					 By:___________________________________________
					Name:
					Title:

	        [FORM OF THE REVERSE OF THE CLASS B CERTIFICATES]
	                [For a Bullet Structure]

	It is the intent of SRFG and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG and the Class B Certificateholder, by the acceptance of this Class B Certificate, agree to treat this Class B Certificate for federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

	To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound.

	This Class B Certificate is one of a series of Certificates entitled "Floating Rate Class B Master Trust Certificates, Series ______" (the "Class B Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series ______ or paid to the Class B Certificateholders. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class A Master Trust Certificates, Series ______" (the "Class A Certificates") and "Class C Master Trust Certificates, Series ______" (the "Class C Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

	The aggregate interest represented by the Class B Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class B Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class B Certificates and any interest thereon. The Class Initial Investor Interest of the Class B Certificates is $__________. The Class B Invested Amount on any Distribution Date will be an amount equal to the Class B Initial Investor Interest minus the sum of (a) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such Distribution Date, (b) the aggregate amount of Investor Losses for such Class not reimbursed prior to such Distribution Date and (c) the aggregate amount of losses of principal on investments in funds on deposit for the benefit of such Class in the Series Principal Funding Account. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

	During the Revolving Period, which begins on the day following the Series Cut-Off Date, and during the Controlled Accumulation Period, Certificate Interest will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in _________, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to the Class B Certificateholders of record as of the last day of the month preceding the related Distribution Date. Principal on the Class B Certificates is scheduled to be paid in a single payment on the Distribution Date in _________ (the "Class B Expected Final Payment Date"), but may be paid sooner or later or in installments under certain circumstances. During the Rapid Amortization Period, if any, Certificate Interest and Certificate Principal collected by the Servicer will be distributed to the Class B Certificateholders on the Distribution Date of each calendar month, commencing in the month following the commencement of the Rapid Amortization Period; provided, however, that no Certificate Principal will be distributed to the Class B Certificateholders until the Class A Investor Interest has been reduced to zero. The rights of the Class B Certificateholders to receive the distributions to which they would otherwise be entitled on the Receivables will be subordinated to the rights of the Class A Certificateholders and the Servicer to the extent described in the Pooling and Servicing Agreement and Series Supplement. In any event, the final payment of principal will be made no later than the first Business Day following the Distribution Date in _________ (the "Series Termination Date").

	The amount to be distributed on each Distribution Date to the holder of this Class B Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class B Initial Investor Interest evidenced by this Class B Certificate and the denominator of which is the Class B Initial Investor Interest and (b) the aggregate of all payments to be made to SRFG on such Distribution Date. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the Class B Certificateholder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certificate) without the presentation or surrender of this Class B Certificate or the making of any notation thereon, except that with respect to Class B Certificates registered in the name of CEDE & CO., the nominee registrant for the Depository Trust Company, distributions will be made in the form of immediately available funds.

	This Class B Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class B Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

	The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by SRFG shall be conclusive and binding on SRFG and upon all future Holders of this Class B Certificate and of any Class B Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class B Certificate.

	The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or the Class B Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

	The transfer of this Class B Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Class B Certificate, or any interest herein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class B Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code, and not excepted under
Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

	As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Fractional Undivided Interests, as requested by SRFG. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

	The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

	Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

	[FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

	This is one of the Class B Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.




						BANK ONE, NATIONAL ASSOCIATION
						  as Trustee



						By:______________________________
						Authorized Officer








                             EXHIBIT A-3


                      FORM OF CLASS C CERTIFICATE

             [FORM OF THE FACE OF THE CLASS C CERTIFICATE]

	THIS CLASS C CERTIFICATE MAY NOT BE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

	THIS CLASS C CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B CERTIFICATES AND TO THE RIGHTS OF THE SERVICER AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

	THIS CLASS C CERTIFICATE MAY NOT BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE CONVEYED WITHOUT SATISFACTION OF CERTAIN CONDITIONS SET FORTH IN THE SERIES SUPPLEMENT REFERRED TO HEREIN.

	THE SECURITIES REPRESENTED BY THIS CLASS C CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR SOLD UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED AND THE SATISFACTION OF CERTAIN OTHER REQUIREMENTS SPECIFIED IN THE POOLING AND SERVICING AGREEMENT AND SERIES SUPPLEMENT REFERRED TO HEREIN.

NO.  _______                                                         $______


	           CLASS C MASTER TRUST CERTIFICATE, SERIES ______
	              SEARS CREDIT ACCOUNT MASTER TRUST II

	                          SRFG, INC.
	                            SELLER

	                     SEARS, ROEBUCK AND CO.
	                           SERVICER

(NOT AN INTEREST IN OR OBLIGATION OF SRFG, INC., SEARS NATIONAL BANK OR SEARS, ROEBUCK AND CO.)

	This certifies that SRFG, Inc., a Delaware corporation ("SRFG"), is the registered owner of a Fractional Undivided Interest in Sears Credit Account Master Trust II (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date (or, with respect to Receivables in Additional Accounts, as of the applicable Additional Account Cut-Off Date) or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or its affiliates, and transferred to SRFG, all monies due or to become due with respect thereto, all Participation Interests, if any, all benefits under any Credit Enhancement with respect to any series of investor certificates issued from time to time, to the extent applicable, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables, and Insurance Proceeds, if any, relating thereto, pursuant to a Pooling and Servicing Agreement, dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement"), by and among Sears as Servicer, SRFG as Seller and Bank One, National Association (formerly The First National Bank of Chicago), as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. Reference is hereby made to the further provisions of this Class C Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

	This Class C Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or any amendment thereto, or the Series Supplement, dated as of _____________ (the "Series Supplement"), by and among the Trustee, Sears and SRFG or any amendment thereto, or become vested or obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Pooling and Servicing Agreement.

	IN WITNESS WHEREOF, SRFG has caused this Class C Certificate to be duly executed and authenticated.


					SRFG, INC.


					By:__________________________________________
					Name:
					Title:


               [FORM OF THE REVERSE OF THE CLASS C CERTIFICATES]
                       [For an Amortizing Structure]

	It is the intent of SRFG and the Investor Certificateholders that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will be evidence of indebtedness. SRFG, by the acceptance of this Class C Certificate, agrees to treat this Class C Certificate for federal, state and local income and franchise tax purposes as indebtedness secured by the Receivables and other assets held in the Trust.

	To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement or the Series Supplement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, to which Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time, SRFG by virtue of the acceptance hereof assents and by which SRFG is bound.

	This Class C Certificate is one of a series of Certificates entitled "Class C Master Trust Certificates, Series ______" (the "Class C Certificates"), each of which represents a Fractional Undivided Interest in the Trust, including the right to receive the Collections and other amounts at the times and in the amounts specified in the Pooling and Servicing Agreement and the Series Supplement to be deposited in the Investor Accounts with respect to Sears Credit Account Master Trust II, Series ______ or paid to SRFG. Also issued under the Pooling and Servicing Agreement and the Series Supplement are Investor Certificates designated as "Floating Rate Class A Master Trust Certificates, Series ______" (the "Class A Certificates") and "Floating Rate Class B Master Trust Certificates, Series ______" (the "Class B Certificates"). The Class A Certificates, the Class B Certificates and the Class C Certificates are collectively referred to herein as the Investor Certificates.

	The aggregate interest represented by the Class C Certificates at any time in the assets of the Trust shall not exceed an amount equal to the Class C Investor Interest at such time, plus accrued but unpaid Certificate Interest for the Class C Certificates and any interest thereon. The Class Initial Investor Interest of the Class C Certificates is $___________. The Class C Invested Amount on any Distribution Date will be an amount equal to the Class C Initial Investor Interest minus the Investor Loss for such Class, if any, at the beginning of such Distribution Date. In addition to the Investor Certificates, a Seller Certificate has been issued pursuant to the Pooling and Servicing Agreement which represents, at any time, the undivided interest in the Trust not represented by the Investor Certificates or the investor certificates of any other series of investor certificates then outstanding. Subject to the terms and conditions of the Pooling and Servicing Agreement, the Seller may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new series of investor certificates, which will represent Fractional Undivided Interests in the Trust.

	During the Revolving Period, if any, which begins on the day following the Series Cut-Off Date, and during the Controlled Accumulation Period, Certificate Interest, if any, will be distributed on the 15th day of each calendar month with respect to interest accrued during the preceding Interest Accrual Period, commencing in _________, or if such 15th day is not a Business Day, on the next succeeding Business Day (each, a "Distribution Date"), to SRFG, and Certificate Principal collected by the Servicer will also be so distributed if permitted by the Rating Agencies. During the Rapid Amortization Period, if any, Certificate Interest, if any, and Certificate Principal collected by the Servicer will be distributed to SRFG on the Distribution Date of each calendar month, commencing in the month following the commencement of the Rapid Amortization Period; provided, however, that, except as otherwise set forth in the Series Supplement, no Certificate Principal will be distributed to SRFG in respect of this Class C Certificate until the Class A Investor Interest and the Class B Investor Interest have been reduced to zero. The rights of SRFG to receive distributions to which it would otherwise be entitled on the Receivables will be subordinated to the rights of the Class A Certificateholders, the Class B Certificateholders and the Servicer to the extent described in the Pooling and Servicing Agreement and Series Supplement. In any event, the final payment of principal will be made no later than the day following the Distribution Date in _________ (the "Series Termination Date").

	The amount to be distributed on each Distribution Date to the holder of this Class C Certificate will be equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is the portion of the Class C Initial Investor Interest evidenced by this Class C Certificate and the denominator of which is the Class C Initial Investor Interest and (b) the aggregate of all payments to be made to SRFG with respect to the Class C Certificates on such Distribution Date. Distributions with respect to this Class C Certificate will be made by the Paying Agent by check mailed to the address of SRFG (except for the final distribution in respect of this Class C Certificate) without the presentation or surrender of this Class C Certificate or the making of any notation thereon.

	This Class C Certificate does not represent an obligation of, or an interest in, SRFG or the Servicer. This Class C Certificate is limited in right of payment to certain Collections respecting the Receivables, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement and the Series Supplement.

	The Pooling and Servicing Agreement permits, with certain exceptions, the amendment and modification of the rights and obligations of the Servicer, and the rights of Investor Certificateholders under the Pooling and Servicing Agreement and Series Supplement, at any time by the Servicer, the Seller and the Trustee in certain cases (some of which require written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event) without the consent of the Investor Certificateholders, and in all other cases with the consent of the Investor Certificateholders owning Fractional Undivided Interests aggregating not less than 66-2/3% of the Class Invested Amount of each such affected Class (and with written confirmation from the Rating Agencies that such amendment will not cause a Ratings Event); provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of the affected Investor Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Investor Certificateholder of each affected Class then of record. Any such amendment and any such consent by SRFG shall be conclusive and binding on such Class C Certificateholder and upon all future Holders of this Class C Certificate and of any Class C Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Class C Certificate.

	The transfer of this Class C Certificate shall be registered in the Certificate Register upon surrender of this Investor Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by SRFG or such Class C Certificateholder's attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same aggregate Fractional Undivided Interest will be issued to the designated transferee or transferees.

	The transfer of this Class C Certificate is subject to certain restrictions set forth in the Pooling and Servicing Agreement. In no event shall this Class C Certificate, or any interest therein, be transferred to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or described in Section 4975(e)(1) of the Internal Revenue Code. Any Holder of this Class C Certificate, by its acceptance hereof, shall be deemed to represent and warrant that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (ii) a plan described in
Section 4975(e)(1) of the Internal Revenue Code, and not excepted under
Section 4975(g), or (iii) an entity using assets to purchase such Certificate which constitute plan assets by reason of a plan's investment in such Holder.

	The transfer of this Class C Certificate is subject to certain further restrictions and the fulfillment of certain conditions as set forth in the Series Supplement.

	As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate Fractional Undivided Interests, as requested by SRFG. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

	The Servicer, the Trustee, the Paying Agent and the Transfer Agent, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trust nor the Trustee, the Paying Agent, the Transfer Agent, nor any agent of any of them or any such agent shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

	Subject to certain conditions in the Pooling and Servicing Agreement and the Series Supplement, if the principal of the Investor Certificates has not been paid in full prior to the Series Termination Date, the obligations created by the Pooling and Servicing Agreement and the Series Supplement with respect to the Investor Certificates shall terminate on the Series Termination Date.

              [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

	This is one of the Class C Certificates referred to in the within mentioned Pooling and Servicing Agreement and Series Supplement.




						BANK ONE, NATIONAL ASSOCIATION
						  as Trustee



						By:__________________________
						Authorized Officer








                                 EXHIBIT B

	Form of Investor Certificateholders' Monthly Statement

	Sears Credit Account Master Trust II

	Series ______  Monthly Statement

Distribution Date:  __________ __, ____	Due Period Ending: __________ __, ____

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, by and among Sears, Roebuck and Co., SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) and Bank One, National Association (formerly The First National Bank of Chicago) as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust.
 The information for the Due Period and the Distribution Date listed above is set forth below.

1.	Payments or Allocations to Series 2001-2 Investors this Due Period

				Total		Interest		Principal
	Series _______

	   Class A	$____________	$____________	$____________

	   Class B	$____________	$____________	$____________

	   Class C	$____________	$____________	$____________

2.	Principal Receivables at the end of the Due Period

	(a)	TOTAL PRINCIPAL RECEIVABLES IN TRUST	$____________

		Aggregate Investor Interest			$____________

		Seller Interest					$____________

	(b)	INVESTOR INTEREST BY GROUPS

		Group One Investor Interest			$____________

	(c)	INVESTOR INTEREST BY SERIES

		Series 1995-5 Investor Interest		$____________
		Series 1996-1 Investor Interest		$____________
		Series 1996-3 Investor Interest		$____________
		Series 1996-4 Investor Interest		$____________
		Series 1996-5 Investor Interest		$____________
		Series 1997-1 Investor Interest		$____________
		Series 1998-1 Investor Interest		$____________
		Series 1998-2 Investor Interest		$____________
		Series 1999-1 Investor Interest		$____________
		Series 1999-2 Investor Interest		$____________
		Series 1999-3 Investor Interest		$____________
		Series 2000-1 Investor Interest		$____________
		Series 2000-2 Investor Interest		$____________
		Series 2000-3 Investor Interest		$____________
		Series 2000-4 Investor Interest		$____________
		Series 2001-1 Investor Interest		$____________
		Series 2001-2 Investor Interest		$____________
		Series 2001-3 Investor Interest		$____________
		Series ______ Investor Interest		$____________

	(d)	INVESTOR INTEREST BY CLASS (SERIES ______)

		Class A Investor Interest			$____________
		Class B Investor Interest			$____________
		Class C Investor Interest			$____________

		TOTAL CLASS INVESTOR INTEREST			$____________

3.	Allocation of Collections During the Due Period

	(a)	TOTAL COLLECTIONS					$____________

		Principal Receivables Collected		$____________

		Finance Charge Receivables Collected	$____________

		Recovered Amounts added as Additional Funds$____________

		Investment Income					$____________


											Additional
					Finance Charge	Principal		Allocable
					Collections		Collections		Amounts

	(b) ALLOCATION OF
	    COLLECTIONS WITH
	    RESPECT TO THE
	    INVESTOR INTEREST
	    AND THE SELLER
	I    NTEREST

	    Aggregate Investor
	    Allocation
	    (Aggregate Investor
	    Percentage multiplied
	    by total Collections
	    received during the
	    Due Period)		$____________	$___________	$__________

	    Seller Allocation
	    (Seller Percentage
	    multiplied by total
 	    Collections received
	    during the Due
	    Period)			$____________	$___________	$__________

	(c) Group One
          Allocation 		$____________	$___________	$__________

	(d) Series ______
          Allocation		$____________	$___________	$__________

	(e) Reallocations of
	    Collections to
	    Series ______ from
	    other series in
	    Group One and
	    application of
	    charge-off
	    reimbursements to
	    principal payments 	$____________	$___________	$__________


4.	Information Concerning Principal Payments

					Amount Distributed	Total Distributions
					this Due Period		through this Due Period

	SERIES ______ BY CLASS

	(a)	Class A		$____________		$___________

	(b)	Class B		$____________		$___________

	(c)	Class C		$____________		$___________


5.	Information Concerning Principal Deposits

									Total Amount on Deposit
					Amount Deposited		in the Series Principal
					this Distribution Date	Funding Account

	SERIES ______ BY CLASS

	(a)	Class A		$____________		$___________

	(b)	Class B		$____________		$___________

	(c)	Class C		$____________		$___________


6.	Investor Charged-Off Amounts

									This Due Period
	(a)	Group One (the sum of Series Investor
Charged-Off Amounts for all Series in
Group One)						$___________

	(b)	Series ______ (the sum of the Class
Investor Charged-Off Amounts for all
Classes in Series ______)			$___________

	(c)	Series ______ by Class:

		Class A (Class A Percentage multiplied
by the Charged-Off Amount)			$___________

		Class B (Class B Percentage multiplied
by the Charged-Off Amount)			$___________

		Class C (Class C Percentage multiplied
by the Charged-Off Amount)			$___________

7.	Investor Losses
									Total

	(a)	Group One	 	 				$___________

	(b)	Series ______					$___________

	(c)	Series ______ by Class

		Class A						$___________

		Class B						$___________

		Class C						$___________

8.	Monthly Servicing Fee Payable This Due Period

	SELLER SERVICING FEE					$___________

	INVESTOR SERVICING FEE

	(a)	Group  One						$___________

	(b)	Series ______					$___________

9.	Performance Analysis

	(a)	Portfolio Yield (Finance Charge
Collections during the Due Period divided
by Principal Receivables in the Trust as of
the first day of the Due Period)			___________%

	(b)	Charge-Offs (Charged-Off Amounts during the
Due Period divided by Principal Receivables
in the Trust as of the first day of the Due
		Period)							___________%

	(c)	Recoveries (Recovered Amounts added as
Additional Funds on the Distribution Date
divided by Aggregate Investor Interest
		in the Trust as of the first day of the Due
Period)							___________%

	(d)	Investor Servicing Fee Percentage (weighted
average of Investor Servicing Fees for
Series ______)						___________%

	(e)	Weighted Average Certificate Rate (weighted
average certificate rates for all classes of
Series ______)						___________%

	(f)	Series Excess Servicing Percentage (the sum of
Series Finance Charge Collections, Investment
Income and Recovered Amounts minus the sum
		of the Series Charged-Off Amount, the Investor
Servicing Fee and the Certificate Interest
divided by the Series Invested Amount)		___________%

	(f)	Total Payment Rate (Aggregate Collections during
 the Due Period divided by the aggregate amount
of Receivables in the Trust as of the first day
of the Due Period)					___________%

10.	Summary Delinquency Aging Information

	The Accounts in the Trust have the following delinquency distribution:

						[month/year]
		Delinquencies as a % of balances
		  60-89 days past due....................	          %
		  90-119 days past due...................	          %
		  120 days or more past due............	          %
		Total Delinquencies			                %

The delinquency rate is calculated by dividing the delinquent balances as of the end of the Due Period by the balance of receivables in the Trust at the end of the Due Period. Sears and the Bank determine delinquency levels for accounts using an aging methodology that is based on the number of completed billing cycles during which the customer failed to make a required payment. The delinquency data reflect the percentage of Account balances for which the customer has failed to make a required payment in each of the last three, four and five or more billing cycles, respectively.


						BANK ONE, NATIONAL ASSOCIATION
						as Trustee


						By:________________________________________


	                        EXHIBIT C

	           Sears Credit Account Master Trust II
	               Monthly Servicer Certificate

	                      CREDIT ACCOUNT
	                 MASTER TRUST CERTIFICATES


	The undersigned, a duly authorized representative of Sears, Roebuck and Co. ("Sears"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended (the "Pooling and Servicing Agreement") by and among Sears, SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.) and Bank One, National Association (formerly The First National Bank of Chicago), as Trustee, does hereby certify as follows with respect to the Series outstanding for the Distribution Date occurring on _______________:

	1.	Sears is Servicer under the Pooling and Servicing Agreement.

	2.	The undersigned is a Servicing Officer of Sears as Servicer.

Section 1:  Total Trust Information

	3.	The aggregate amount of Principal Collections
		processed during the related Due period is equal to		$______

	4.	The aggregate amount of Finance Charge Collections
		processed during the related Due Period is equal to	 	$______

	5.	The aggregate amount of Total Collections processed
		during the related Due Period is equal to				$______

	6.	The aggregate amount of Principal Receivables in the
		Trust as of the last day of the related Due Period is
		equal to 									$______

	7.	The aggregate amount of Finance Charge Receivables in
		the Trust as of the last day of the related Due Period
		is equal to	 								$______

	8.	The aggregate amount of Total Receivables in the Trust
		as of the last day of the related Due Period is equal to	$______

	9.	The aggregate amount of Additional Funds to be added to
		the Trust on or before the Distribution Date is equal to	$______

	10.	The aggregate amount of Investment Income for the related
		Due Period is equal to 	 						$______


Section 2:  Series 1995-5

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

Section 3:  Series 1996-1

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 4:  Series 1996-3

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 5:  Series 1996-4

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 6:  Series 1996-5

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 7:  Series 1997-1

1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 8:  Series 1998-1

	11.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 9:  Series 1998-2

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 10:  Series 1999-1

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 11:  Series 1999-2

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

Section 12:  Series 1999-3

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 13:  Series 2000-1

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 14:  Series 2000-2

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 15:  Series 2000-3

	11.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______


Section 16:  Series 2000-4

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

10.	Attached hereto is a true copy of the statement required
to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to the Series
Supplements.

Section 17:  Series 2001-1

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

10.	Attached hereto is a true copy of the statement required
to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to the Series
Supplements.


Section 18:  Series 2001-2

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

10.	Attached hereto is a true copy of the statement required
to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to the Series
Supplements.


Section 18:  Series 2001-2

	11.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

10.	Attached hereto is a true copy of the statement required
to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to the Series
Supplements.


Section 19:  Series 2001-3

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

10.	Attached hereto is a true copy of the statement required
to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to the Series
Supplements.


Section 20:  Series ______

	1.	The aggregate amount of Series Additional Allocable
		Amounts during the related Due Period is equal to	 	$______

	2.	The amount of interest payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	3.	The amount of principal payable to the Class A
		Certificateholders on the current Distribution Date is
		equal to									$______

	4.	The amount of interest payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	5.	The amount of principal payable to the Class B
		Certificateholders on the current Distribution Date is
		equal to									$______

	6.	The amount of interest payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	7.	The amount of principal payable to the Class C
		Certificateholders on the current Distribution Date is
		equal to									$______

	8.	The aggregate amount of Reallocated Class B Principal
Collections during the related Due Period is equal to		$______

	9.	The aggregate amount of Reallocated Class C Principal
Collections during the related Due Period is equal to		$______

10.	Attached hereto is a true copy of the statement required
to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to the Series
Supplements.



	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this ____day of ____________, 20__.


						SEARS, ROEBUCK AND CO.,
						  as Servicer


						By:____________________________________
						Name:
						Title:





                                 Schedule 1

                    PERFECTION REPRESENTATIONS, WARRANTIES
                               AND COVENANTS

	(a)	Seller hereby represents, warrants and covenants to the Trust as follows as of  the Series Closing Date:

(1)	The Pooling and Servicing Agreement  or the appropriate
Assignment as the case may be, creates either (A) a valid transfer to the Trust of all right, title and interest of Seller in, to and under the Receivables conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, and such property will be held by the Trust free and clear of any Lien of any Person claiming through or under Seller, except for (w) the interests of the Trustee and the Certificateholders, (x) Liens permitted pursuant to paragraph (a) (3) below, or (y) the interests of the Seller as holder of the Seller Certificate or (B) a valid and continuing security interest (as defined in the applicable Uniform Commercial Code) in the Receivables in favor of the Trust, which is enforceable with respect to existing Receivables in the Accounts on the Series Closing Date, and, with respect to Receivables thereafter arising in the Accounts at the time such Receivables arise. If the Pooling and Servicing Agreement or the appropriate Assignment, as the case may be, constitutes the grant of a security interest to the Trust in the Receivables, such security interest is, and in the case of Receivables created after the Series Closing Date, upon the creation thereof will be, prior to all other Liens (other than Liens permitted pursuant to paragraph (a) (3) below).

(2)	The Receivables constitute "accounts" within the meaning of
the applicable Uniform Commercial Code.

(3)	Immediately prior to the conveyance of the Receivables
pursuant to the Pooling and Servicing Agreement, Seller owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person; provided that nothing in this paragraph (a) (3) shall prevent or be deemed to prohibit Seller from suffering to exist upon any of the Receivables any Liens for any taxes if such taxes shall not at the time be due and payable or if Sears or Seller, as applicable, shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

(4)	Seller has caused the filing of all appropriate financing
statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Seller to the Trust, and the security interest granted to the Trust under the Pooling and Servicing Agreement in the Receivables arising thereunder.

(5)	Other than the transfer of the Receivables to the Trust
pursuant to the Pooling and Servicing Agreement, Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. Seller has not authorized the filing of and is not aware of any financing statements against Seller that include a description of collateral covering the Receivables.

(6)	Notwithstanding any other provision of the Pooling and
Servicing Agreement, the representations and warranties set forth in this Schedule 1 shall be continuing, and remain in full force and effect, until such time as all Investor Certificates have been finally and fully paid.

(b)	Trustee covenants that it shall not without first satisfying the
Rating Agency Condition waive a breach of any representation or warranty set forth in this Schedule 1.

(c)	Servicer covenants that, in order to evidence (i) the interests of the Bank and Sears under the Assignment of Accounts and Sale of Receivables Agreement dated as of September 15, 1994, between the Bank and Sears, and (ii) the interests of Sears and the Seller under (A) the First Amended and Restated Contribution Agreement dated as of July 31, 1994, between Sears and the Seller, (B) the First Amended and Restated Purchase Agreement dated as of July 31, 1994, between Sears and the Seller, and (c) the Receivables Warehouse Agreement dated as of December 21, 1995 between Sears and the Seller, (iii) the interests of Seller and the Trust under the Pooling and Servicing Agreement, Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by Trustee) to maintain and perfect, as a first priority interest, Sears', Seller's or the Trust's, security interest in the Receivables.




	                      SEARS, ROEBUCK AND CO.

	                             Servicer

	                            SRFG, INC.

	                              Seller

	                                and

	              BANK ONE, NATIONAL ASSOCIATION

	                       Trustee


	            on behalf of the Certificateholders



	                    SERIES _____ SUPPLEMENT

            	       Dated as of _____________

	                           to the

	                 POOLING AND SERVICING AGREEMENT

	                   Dated as of July 31, 1994



	                          $___________

	                SEARS CREDIT ACCOUNT MASTER TRUST II

	               MASTER TRUST CERTIFICATES, SERIES ______







 	                          TABLE OF CONTENTS


	Page
SEARS CREDIT ACCOUNT MASTER TRUST II	1

ANNEX	1
SECTION 1.	Definitions.	1
SECTION 2.	Subordination.	20
SECTION 3.	Representations and Warranties of the Seller.	20
SECTION 4.	Representations and Warranties of the Servicer	20
SECTION 5.	Representations and Warranties of the Trustee	21
SECTION 6.	Authentication of Certificates	21
SECTION 7.	Establishment and Administration of Investor
Accounts and the Third Party Credit Enhancement Account	21
SECTION 8.	Allocations of Collections.	26
SECTION 9.	Payments	78
SECTION 10.	Third Party Credit Enhancement	82
SECTION 11.	Calculation of Investor Losses	83
SECTION 12.	Servicing Compensation	83
SECTION 13.	Class Coupon Cap Agreement and Class Coupon Floor Agreement	84
SECTION 14.	Interest Rate Swaps	84
SECTION 15.	Investor Certificateholders' Monthly Statement	85
SECTION 16.	Monthly Servicer Certificate.	85
SECTION 17.	Additional Rapid Amortization Events	85
SECTION 18.	Purchase of Investor Certificates and Series Termination	86
SECTION 19.	Variable Accumulation Period	87
SECTION 20.	Series Yield Factor	88
SECTION 21.	Issuance of Additional Investor Certificates.	88
SECTION 22.	Sale or Transfer of Seller-Owned Classes.	89
SECTION 23.	Paired Series.	90
SECTION 24.	Monthly Deposits	90
SECTION 25.	Ratification of Pooling and Servicing Agreement	91
SECTION 26.	Counterparts	91
SECTION 27.	Book-Entry Certificates	91
SECTION 28.	[ISSUANCE OF NEW SERIES]	93
SECTION 29.	Governing Law	93
SECTION 30.	Perfection Representations	91


EXHIBITS

EXHIBIT A-1	Form of Class A Certificate
EXHIBIT A-2	Form of Class B Certificate
EXHIBIT A-3	Form of Class C Certificate
EXHIBIT B	Form of Investor Certificateholders' Monthly Statement
EXHIBIT C	Form of Monthly Servicer Certificate
SCHEDULE I	Perfection Representations, Warranties and Covenants